UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

ACASTI PHARMA INC.
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2572 boul. Daniel-Johnson, 2nd Floor

Laval, Québec, Canada H7T 2R3

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Acasti Pharma Inc. (the “Corporation”):

NOTICE IS HEREBY GIVEN THAT that the annual meeting (the “Meeting”) of the shareholders of the Corporation will be held on October 10, 2023 at 1:00 p.m. Eastern Time. The Meeting will take place online only via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. Registered shareholders and duly appointed proxyholders can attend the Meeting online at https://meetnow.global/MUK6PLU where they can participate, vote, or submit questions during the Meeting’s live webcast.

The Meeting will be held for the following purposes:

1.
to receive the financial statements of the Corporation for the financial year ended March 31, 2023 and the auditors’ report thereon;
2.
Proposal No. 1 - to elect the directors of the Corporation for the ensuing year;
3.
Proposal No. 2 - to appoint the Corporation’s independent registered public accounting firm for the ensuing year and to authorize the directors of the Corporation to fix such auditor’s remuneration;
4.
Proposal No. 3 - the adoption of an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the accompanying management information circular and proxy statement (the “Proxy Statement”); and
5.
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Meeting. After careful consideration, the Board of Directors of Acasti Pharma Inc. (the “Board”) has unanimously approved the proposals and recommends that you vote FOR each nominee and proposal described in the Proxy Statement.

The Corporation is pleased to make use of the U.S. Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders via the internet. The Corporation believes the ability to deliver proxy materials electronically allows the Corporation to provide its shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact from the distribution of the Corporation’s proxy materials.

SIGNED IN LAVAL, QUEBEC, AS OF AUGUST 25, 2023.
BY ORDER OF THE BOARD
/s/ Prashant Kohli
Prashant Kohli
Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE VIA THE INTERNET, OVER THE TELEPHONE OR BY MAIL BY FOLLOWING THE INSTRUCTIONS FOUND ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS OR ON THE ENCLOSED PROXY CARD AS

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PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE MEETING IF YOU ATTEND THE MEETING VIRTUALLY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT INTERMEDIARY.

The Notice of Meeting will be mailed to you on or around August 25, 2023.

The directors of the Corporation have established August 18, 2023 as the record date (the “Record Date”) for the purpose of determining the Corporation’s shareholders which are entitled to receive notice of and to vote at the Meeting.

Shareholders who hold Class A common shares of the Corporation (the “Common Shares”) directly on the Record Date must vote via the internet at www.investorvote.com or telephone, return a proxy card by mail or attend the Meeting in person virtually in order to vote on the proposals. Shareholders who hold Common Shares indirectly on the Record Date through a brokerage firm, bank or other agent must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders may, unless prohibited by each brokerage firm’s, bank’s or other financial institution’s internal policies, either vote these shares on behalf of the non-registered shareholders on certain “routine” matters or return a proxy leaving these shares un-voted, which is referred to as a “broker non-vote”.

A proxy can be submitted to Computershare Investor Services Inc. (“Computershare”) either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or via the internet at service@computershare.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. Eastern Time on October 5, 2023, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a shareholder who has submitted a proxy attends the Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such shareholder on a ballot will be counted and the submitted proxy will be disregarded. Your shares will be voted in accordance with your instructions as indicated on the form of proxy, or if a form of proxy is returned without instructions, in the manner set forth in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Shareholders to be held on October 10, 2023.

The Corporation’s Notice of 2023 Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available at www.envisionreports.com/acasti2023 in the “Investors” section.

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GENERAL INFORMATION ABOUT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

The information contained in this management information circular and proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies of the shareholders (the “Shareholders”) of Acasti Pharma Inc. (the “Corporation” or “Acasti”) by the management of the Corporation to be used at the 2023 annual meeting of shareholders of the Corporation (the “Meeting”) to be held virtually, on October 10, 2023 at 1:00 p.m. Eastern Time and any adjournments thereof, for the purposes set forth in the accompanying Notice Regarding the Availability of Proxy Materials (the “Notice of Meeting”). The Meeting will be held online at https://meetnow.global/ MUK6PLU, where you will be able to listen to the Meeting live, submit questions and vote online. To participate in the Meeting, you will need the control number included on your Notice of Meeting, the proxy card or on the instructions that accompanied your proxy materials. There will be no physical location for Shareholders and duly appointed proxyholders to attend. It is expected that the solicitation of proxies will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The cost of solicitation of proxies will be borne by the Corporation. The Corporation will provide copies of its proxy materials to brokerage firms, fiduciaries and custodians for forwarding to non-registered Shareholders who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials.

The Corporation anticipates that the Notice of Meeting will first be mailed on or about August 25, 2023 to all stockholders entitled to vote at the Meeting and it will post all proxy materials on the website referenced in the Notice of Meeting. The Notice of Meeting instructs you as to how you may access and review important information contained in the proxy materials online. The Notice of Meeting also instructs you on how you may submit your proxy via the internet, or, if you chose to request paper copies of proxy materials, the instructions for how you may submit your proxy can be found on the proxy card, or on the instructions that accompanied your proxy materials. If you receive a Notice of Meeting by mail and would like to receive a printed copy of the Corporation’s proxy materials, you should follow the instructions for requesting such materials included in the Notice of Meeting.

All references to “dollars” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars.

QUESTIONS ABOUT THE MEETING AND VOTING YOUR SHARES

What are the date, time and place of the Meeting?

The Meeting will be hosted online by way of a live webcast beginning at 1:00 p.m. Eastern Time on October 10, 2023. Shareholders will NOT be able to attend the Meeting in person. A summary of the information Shareholders will need to attend the online Meeting is provided below.

How do I participate in the Meeting virtually?

Shareholders and duly appointed proxyholders can attend the Meeting online by going to https://meetnow.global/ MUK6PLU.

It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting.

Registered Shareholders and duly appointed proxyholders can participate in the Meeting by clicking “I have a login” and entering an assigned username and password before the start of the Meeting.

In order to participate online, Shareholders must have a valid 15-digit control number and proxyholders must have received an email from Computershare Investor Services Inc. (“Computershare”) containing a username. For registered Shareholders, the 15-digit control number located on the form of proxy or in the email notification you received is the username. For duly appointed proxyholders, Computershare will provide the proxyholder with a username after the voting deadline has passed. Voting at the Meeting will only be available for registered Shareholders

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and duly appointed proxyholders. Non-registered Shareholders who have not appointed themselves as proxyholders may attend the Meeting by clicking “I am a guest” and completing the online form.

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (as applicable) prior to registering their proxyholder. Registering the proxyholder is an additional step once a Shareholder has submitted their proxy/voting instruction form. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, Shareholders must visit https://www.computershare.com/acasti by 5:00 p.m. Eastern Time on October 5, 2023 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

Registered Shareholders that have a 15-digit control number, along with duly appointed proxyholders who were assigned a username by Computershare, will be able to vote and submit questions during the Meeting. To do so, please go to https://meetnow.global/MUK6PLU prior to the start of the Meeting to login. Click on “I have a login” and enter your 15-digit control number or username. Non-registered Shareholders who have not appointed themselves to vote at the Meeting may login as a guest, by clicking on “I am a Guest” and completing the online form. Non-registered Shareholders who do not have a 15-digit control number or username will only be able to attend as a guest, which allows them listen to the Meeting; however, they will not be able to vote or submit questions. Please see the information below for an explanation of why certain Shareholders may not receive a form of proxy.

If you are using a 15-digit control number to login to the online Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, DO NOT accept the terms and conditions, in which case you can only enter the Meeting as a guest.

To attend and vote at the virtual Meeting, a United States non-registered beneficial holder who holds Class A common shares of the Corporation (the “Common Shares”) indirectly through a brokerage firm, bank or other agent must first obtain a valid legal proxy from its broker, bank or other agent and then register in advance of the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker, bank or other agent to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on October 5, 2023. You will receive a confirmation of your registration by email after Computershare receives your registration materials. You may then attend the Meeting and vote your Common Shares at https://meetnow.global/MUK6PLU during the Meeting. Please note that in order to vote you are required to register your appointment as proxyholder at https://www.computershare.com/acasti.

Who can vote at the Meeting?

Shareholders that hold Common Shares of the Corporation as at August 18, 2023 (the “Record Date”) are entitled to attend and vote at the Meeting. Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the proxy to attend and vote, deliver their proxies at the place and within the time set forth in this Proxy Statement.

The Corporation’s authorized capital consists of an unlimited number of no par value Common Shares and an unlimited number of no par value Class B, Class C, Class D and Class E preferred shares (collectively the “Preferred Shares”), issuable in one or more series.

As at the Record Date, there were a total of 7,448,033 Common Shares issued and outstanding and no Preferred Shares issued and outstanding. Each Common Share entitles its holder to one vote.

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How do I appoint a third-party proxyholder?

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (if applicable) prior to registering your proxyholder. Registering your proxyholder is an additional step once you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, Shareholders must visit https://www.computershare.com/acasti by 5:00 p.m. Eastern Time on October 5, 2023 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

A proxy can be submitted to Computershare either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1, or via the internet at service@computershare.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. Eastern Time on October 5, 2023, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a Shareholder who has submitted a proxy attends the Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such Shareholder on a ballot at the Meeting will be counted and the previously submitted proxy will be disregarded.

Without a username, proxyholders will not be able to vote at the Meeting.

What is the quorum for the Meeting?

The by-laws of the Corporation and Nasdaq Stock Market (“Nasdaq”) rules applicable to the Corporation require a quorum of Shareholders representing at least 33 1⁄3% of the Common Shares outstanding on the Record Date to conduct business at the Meeting.

What is the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (i.e., beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your share certificate or in the registers of the Corporation maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. The Corporation will mail copies of the Notice of Meeting directly to registered Shareholders. The Notice of Meeting instructs you as to how you may access and review important information contained in the proxy materials, including the Proxy Statement, form of proxy and annual report online.

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting.

Non-Registered Shareholder

In many cases, Common Shares beneficially owned by a non-registered Shareholder are registered either:

(a)
in the name of an intermediary that the non-registered Shareholder deals with in respect of the Common Shares, such as securities dealers or brokers, banks, trust companies, and trustees or administrators of self-administered Registered Retirement Savings Plans, Registered Retirement Income Funds, Registered Education Savings Plans, 401Ks and similar plans; or
(b)
in the name of a clearing agency of which the intermediary is a participant. In accordance with National Instrument 54-101 of the Canadian Securities Administrators, entitled “Communication with Beneficial Owners of Securities of a Reporting Issuer”, and pursuant to Rule 14a-13 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation has distributed copies of the Notice of

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Meeting, which instructs you as to how you may access and review important information contained in the proxy materials, including the Proxy Statement, form of proxy and annual report (collectively, the “proxy materials”) to the clearing agencies and intermediaries for distribution to non-registered Shareholders.

The Corporation will provide copies of its proxy materials to such intermediaries for forwarding to non-registered Shareholders who request printed copies of these proxy materials and will reimburse these persons for their costs of forwarding these proxy materials.

Intermediaries are required to forward the Notice of Meeting to non-registered Shareholders, and often use a service provider for this purpose. Non-registered Shareholders will either:

(a)
typically, be provided with a computerized form (often called a “voting instruction form”) which is not signed by the intermediary and which, when properly completed and signed by the non-registered Shareholder and returned to the intermediary or its service provider, will constitute voting instructions which the intermediary must follow. The non-registered Shareholder will generally be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the applicable computerized form to validly constitute a voting instruction form, the non-registered Shareholder must remove the label from the instructions and affix it to the computerized form, properly complete and sign the form and submit it to the intermediary or its service provider in accordance with the instructions of the intermediary or its service provider. In certain cases, the non-registered Shareholder may provide such voting instructions to the intermediary or its service provider through the internet or through a toll-free telephone number; or
(b)
less commonly, be given a proxy form which has already been signed by the intermediary (typically by a facsimile, stamped signature), which is restricted to the number of Common Shares beneficially owned by the non-registered Shareholder, but which is otherwise not completed. In this case, the non-registered Shareholder who wishes to submit a proxy should properly complete the proxy form and submit it to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

Under applicable securities laws, a beneficial owner is an “objecting beneficial owner” (or “OBO”) if such beneficial owner has or is deemed to have provided instructions to the intermediary holding the securities on such beneficial owner’s behalf objecting to the intermediary disclosing ownership information about the beneficial owner in accordance with such laws. If you are an OBO, you received these materials from your intermediary, or its agent and your intermediary is required to seek your instructions as to how to vote your Common Shares. The Corporation has agreed to pay for intermediaries to deliver to OBOs the Notice of Proxy and, if so requested, the proxy materials and the relevant voting instruction form. The voting instruction form that is sent to an OBO by the intermediary or its agent should contain an explanation as to how you can exercise your voting rights, including how to attend and vote directly at the Meeting. Please provide your voting instructions to your intermediary as specified in the voting instruction form.

In either case, the purpose of these procedures is to permit non-registered Shareholders to direct the voting of the Common Shares they beneficially own.

If you are a non-registered Shareholder who receives a voting instruction form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should print your name, or that of such other person, on the voting instruction form and return it to the intermediary or its service provider. If you are a non-registered Shareholder who receives a proxy form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should strike out the names of the persons set out in the proxy form and write your name or the name of such other person in the blank space provided and submit it to Computershare at the address set out at (b) above.

In all cases, non-registered Shareholders should carefully follow the instructions of their intermediary, including those regarding when, where and by what means the voting instruction form or proxy form must be delivered.

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A non-registered Shareholder may revoke voting instructions which have been given to an intermediary at any time by written notice to the intermediary.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

The Corporation has elected to provide access to its proxy materials on the internet. Accordingly, the Corporation is sending the Notice of Meeting to its Shareholders. All Shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Meeting or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice of Meeting. In addition, Shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Corporation encourages Shareholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of the Meeting.

How do I vote?

A registered Shareholder or a non-registered Shareholder who has appointed themselves or a third-party proxyholder to represent them at the Meeting will appear on a list of Shareholders prepared by Computershare, the Corporation’s transfer agent and registrar, for the Meeting. To have their Common Shares voted at the Meeting, each registered Shareholder or proxyholder will be required to enter their control number or username provided by Computershare at https://meetnow.global/MUK6PLU prior to the start of the Meeting. In order to vote, non-registered Shareholders who appoint themselves as a proxyholder must first register with Computershare at https://www.computershare.com/acasti after submitting their voting instruction form in order to receive a username.

Most non-registered Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form. Registered Shareholders will, and some non-registered Shareholders may, receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

1.
Voting Instruction Form. If you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on your behalf.

If you are a non-registered Shareholder who wishes to attend and vote at the Meeting (or wishes to have another person attend and vote on your behalf), you must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to you.

Or

2.
Form of Proxy. If you are a registered Shareholder, you will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if you do not wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf).

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Common Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. In such a case, if you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf), you must complete the form of proxy and deposit it with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1. If you are a non-registered Shareholder and you wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf), you must strike out the names of the persons named in the proxy and insert your (or such other person’s) name in the blank space provided.

To attend and vote at the virtual Meeting, a United States non-registered beneficial holder who holds Common Shares indirectly through a brokerage firm, bank or other agent must first obtain a valid legal proxy from your broker, bank

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or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on October 5, 2023. You will receive a confirmation of your registration by email after Computershare receives your registration materials. You may attend the Meeting and vote your shares at https://meetnow.global/MUK6PLU during the Meeting. Please note that you are required to register your appointment as proxyholder at https://www.computershare.com/acasti.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The Notice of Meeting is being sent and the proxy materials are being made available to both registered and non-registered owners of Common Shares. The Corporation is sending the Notice of Meeting indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Corporation intends to pay for intermediaries to forward the Notice of Meeting to objecting beneficial owners (as defined in NI 54-101).

How do I request a copy of the proxy materials?

To request a printed copy of the proxy materials, please contact your intermediary, if you are a non-registered Shareholder, or if you are a registered Shareholder, contact Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

3.
Proposal No. 1 – To elect the directors of the Corporation for the ensuing year;
4.
Proposal No. 2 – To appoint the Corporation’s independent registered public accounting firm for the ensuing year and to authorize the directors of the Corporation to fix such auditor’s remuneration;
5.
Proposal No. 3 – To adopt an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the this Proxy Statement; and
6.
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

As of the date of this Proxy Statement, management of the Corporation is not aware of any such other business.

How does the Board recommend that I vote?

The board of directors of the Corporation (the “Board”) recommends a vote:

•
“FOR” the election of each of the director nominees named in this Proxy Statement;
•
“FOR” the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm until the close of the next annual meeting of Shareholders and to authorize the Board to fix such auditor’s remuneration; and
•
“FOR” the advisory (non-binding) resolution approving the compensation of the named executive officers, as disclosed in this Proxy Statement.

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What votes may I cast with regard to each proposal?
Proposal 1: Election of Directors.

You may select “For” or “Withhold” with respect to each nominee for director under Proposal 1. Under the Corporation’s Majority Voting Policy (as defined below under Proposal 1: Election of Directors), if the votes in favor of the election of a director nominee represent less than a majority of the Common Shares voted and withheld, the nominee will submit his or her resignation promptly after the Meeting for the consideration of the Board. After reviewing the matter, the Board’s decision as to whether to accept or reject the resignation offer will be disclosed to the public within 90 days of the Meeting. The Board has the discretion to accept or reject a resignation. The nominee will not participate in any Board deliberations on the resignation offer. The policy does not apply in circumstances involving contested elections.

Proposal 2: Appointment of Ernst & Young LLP.

You may select “For,” “Against” or “Abstain” with respect to Proposal 2. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval for Ernst & Young LLP as the Corporation’s independent registered public accounting firm until the close of the next annual meeting of Shareholders and to authorize the Board to fix such auditor’s remuneration.

Proposal 3: Advisory Vote on the Compensation of the Corporation’s Named Executive Officers.

You may select “For”, “Against” or “Abstain” with respect to Proposal 3. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers, as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board.

How do I change my vote?

A Shareholder who has given a proxy may revoke it, as to any proposal on which a vote has not already been cast pursuant to the authority conferred by it, by an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. The revocation of a proxy, in order to be acted upon, must be deposited with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 at any time but no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or, by a registered Shareholder, with the Secretary or the Chair of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.

In addition, a proxy may be revoked by the Shareholder by submitting a new vote on the internet, by telephone, by attending and voting at the Meeting (note that simply attending the Meeting will not, by itself, revoke your proxy) or executing another form of proxy bearing a later date and depositing same at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a registered Shareholder, with the Secretary or the Chair of the Meeting at the time and place of the Meeting or any adjournment thereof or by the Shareholder personally attending the Meeting and voting his or her shares.

What does it mean to appoint a proxy and what happens if I do not designate a proxy?

The persons named in the enclosed form of proxy are directors or officers of the Corporation. Each Shareholder who is entitled to vote at the Meeting is entitled to appoint a person, who need not be a Shareholder, to represent him or her at the Meeting other than those whose names are printed on the accompanying form of proxy by inserting such other person’s name in the blank space provided in the form of proxy and signing the form of proxy or by completing and signing another proper form of proxy. To be valid, the duly completed form of proxy must be deposited at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a

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registered Shareholder, with the Secretary or the Chair of the Meeting at the time and place of the Meeting or any adjournment thereof. The instrument appointing a proxyholder must be executed by the Shareholder or by his attorney authorized in writing or, if the Shareholder is a corporate body, by its authorized officer or officers.

All Common Shares represented at the Meeting by properly executed proxies will be voted, and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the proxy will be voted, in accordance with such specifications. In the absence of any such specifications, the management designees, if named as proxy, will vote FOR all the matters set out herein. Instructions with respect to voting will be respected by the persons designated in the enclosed form of proxy. With respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting, such Common Shares will be voted by the persons so designated at their discretion. At this time, management of the Corporation knows of no such amendments, variations or other matters.

What does it mean if I receive more than one Notice of Meeting?

This means that you own Common Shares that are registered under different accounts. For example, you may own some Common Shares directly as a registered Shareholder and other Common Shares as a non-registered Shareholder through an intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple Notices of Meeting. It is necessary for you to complete and return all proxy cards and voting instruction forms in order to vote all of the Common Shares you own. Please make sure you return each proxy card or voting instruction form in the accompanying return envelope. You may also vote by internet, telephone, facsimile or email by following the instructions on your Notice of Meeting.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

It is expected that the solicitation of proxies will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The Corporation has retained D.F. King to assist in obtaining proxies from Shareholders for the Meeting. The estimated cost of such services is $10,000, plus out-of-pocket expenses. If you have any questions or need assistance you may contact Zally Ahmadi of D.F. King at (212) 269-5550 or zally.ahmadi@dfking.com. The cost of solicitation of proxies will be borne by the Corporation.

How can I make a Shareholder proposal for the 2024 Annual General Meeting?

Shareholder proposals intended to be presented in proxy materials pursuant to Rule 14a-8 of the Exchange Act relating to the Corporation’s 2024 annual meeting of Shareholders must be received by the Corporation on or before April 27, 2024 unless the date of the Meeting is changed by more than 30 calendar days from the date of the Meeting, in which case proposals must be received a reasonable time before the Corporation begins to print and mail its proxy materials, and must satisfy the requirements of the proxy rules promulgated by the U.S. Securities and Exchange Commission (“SEC”). For a proposal to be valid, it must comply with both the Business Corporations Act (Québec) (the “QBCA”) and the Exchange Act.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for the Corporation’s 2024 annual meeting of Shareholders under the QBCA, the proposal must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or non-registered owners of Common Shares that, in the aggregate: (a) constitute at least 1% of the issued Common Shares; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or non-registered owner of the Common Shares for an uninterrupted period of at least 6 months before the date the proposal is submitted.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for the Corporation’s 2024 annual meeting of Shareholders under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8 of the Exchange Act, and the Shareholder must have continuously held at least $2,000 in market value for at least 3 years, $15,000 in market value for at least 2 years, or $25,000 in market value for at least 1 year by the date the Shareholder submits the proposal. In each case, the Shareholder must continue to hold those Common Shares through the date of the Corporation’s 2024 annual meeting of Shareholders.

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A Shareholder may submit a proposal outside the process of Rule 14a-8, which will not be eligible for inclusion in the proxy statement for the Corporation’s 2024 annual meeting of Shareholders. Notice of a proposal submitted outside this process must be given at least 45 days prior to the one-year anniversary of the day of mailing these proxy materials (unless the date of the 2024 annual meeting of Shareholders is changed by more than 30 calendar days from the date of the Meeting, in which case proposals must be received a reasonable time before the meeting). If a Shareholder fails to notify the Corporation of a Shareholder proposal that the Shareholder has not sought to include in the proxy statement by July 11, 2024, management proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the shareholder’s proposal.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the QBCA or a Shareholder proposal made pursuant to the QBCA and Exchange Act proxy access provisions described above, is required to comply with the Corporation’s advance notice bylaw (the “Advance Notice Bylaw”). The Advance Notice Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Chief Executive Officer of the Corporation not less than 30 days nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that if the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the 10th day following the Notice Date. The foregoing is merely a summary of provisions contained in the Advance Notice Bylaw and is qualified by the full text of the Advance Notice Bylaw provisions. The full text is set out in the Advance Notice Bylaw, a copy of which is filed under the Corporation’s profile at www.sedar.com or www.sec.gov.

To comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 11, 2024, provided that if the date of the 2024 annual meeting of Shareholders has changed by more than 30 calendar days from the date of the Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting of Shareholders or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting of Shareholders is first made by the Corporation.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

If there are any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, Common Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of your proxyholders.

Who will tabulate the votes?

The Corporation currently expects that Computershare will tabulate the votes and serve as inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov within 4 business days of the Meeting.

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Whom do I contact if I have questions regarding the Meeting?

If you have any questions or require assistance in voting your Common Shares, please contact Tiffany Smith, Senior Director of Finance, at email: t.smith@acasti.com or telephone: (215) 219-5578 or Zally Ahmadi of D.F. King at (212) 269-5553 or zally.ahmadi@dfking.com.

Who may adjourn the Meeting?

The Meeting may be adjourned to any other time and any other place by Chair of the Meeting with the consent of the Shareholders present or represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum. The Chair of the Meeting may also adjourn the meeting ex officio if he or she believes it is impossible to conduct the Meeting in an orderly manner.

PRESENTATION OF FINANCIAL STATEMENTS

The annual audited financial statements for the Corporation’s fiscal year ended March 31, 2023 (“Fiscal 2023”) and the report of the auditors thereon (the “Financial Report”) will be placed before the Meeting. The Financial Report was mailed to Shareholders who requested a copy and is also available as part of the Corporation’s annual report on Form 10-K for Fiscal 2023, which can be found on SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com and the Corporation’s website at www.acasti.com.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Corporation’s articles of incorporation currently provide that the Board may consist of a maximum of ten directors. The Board has determined to nominate each of the 5 persons listed below for election as a director at the Meeting, each of whom has indicated their willingness to serve if elected. The Board is currently composed of 3 directors.

The persons named in the enclosed form of proxy intend to vote for the election of the four nominees whose names are set forth below, unless otherwise instructed. Management does not contemplate that any such nominees will be unable to serve as a director of the Corporation. However, if, for any reason, any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favor of management designees will be voted for another nominee at their discretion unless the Shareholder has specified in the Shareholder’s proxy that the Shareholder’s Common Shares are to be withheld from voting in the election of directors.

The directors are appointed at each annual meeting of the Shareholders to hold office for a term expiring at the close of the next annual meeting or until their respective successors are elected or appointed and will be eligible for re-election. A director appointed by the Board between meetings of Shareholders or to fill a vacancy will be appointed for a term expiring at the conclusion of the next annual Shareholders’ meeting or until his or her successor is elected or appointed and will be eligible for election or re-election.

Majority Voting Policy

The Board adopted a policy that entitles each Shareholder to vote for each nominee on an individual basis (the “Majority Voting Policy”). The Majority Voting Policy also stipulates that if the votes in favor of the election of a director represent less than a majority of the Common Shares voted and withheld, the nominee will submit his or her resignation promptly after the Meeting for the consideration of the Board. After reviewing the matter, the Board’s decision whether to accept or reject the resignation offer will be disclosed to the public within 90 days of the Meeting. The Board has discretion to accept or reject a resignation. The nominee will not participate in any Board deliberations on the resignation offer. The Majority Voting Policy does not apply in circumstances involving contested elections.

Nominees for Election as Director

The following table sets out the name and the province or state and country of residence of each of the persons proposed for election as directors, age, all other positions and offices with the Corporation held by such person, and the year in which the person became a director of the Corporation. Current directors Donald Olds and Michael Derby are not standing for re-election at the Meeting.

Name, province or state, as the case may be, and country of residence of proposed director	Age	Title	First year as director
Vimal Kavuru New Jersey, United States	54	Corporate Director and Chair of the Board	2021
A. Brian Davis Pennsylvania, United States	56	--	--
S. George Kottayil New Jersey, United States	60	--	--
Prashant Kohli Pennsylvania, Untied States	51	CEO of the Corporation	--
Edward Neugeboren Connecticut, Untied States	54	--	--

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The Audit Committee of the Board (the “Audit Committee”) is currently composed of Mr. Olds, as Chair, Mr. Kavuru and Mr. Derby. Mr. Kavuru replaced John Canan on the Audit Committee following Mr. Canan's resignation from the Board on March 30, 2023. The Governance and Human Resources Committee of the Board (the “GHR Committee”) is currently composed of Mr. Olds, as Chair, Mr. Kavuru and Mr. Derby. Mr. Kavuru replaced John Canan on the GHR Committee following Mr. Canan's resignation from the Board on March 30, 2023. Mr. Olds and Mr. Derby are not standing for re-election at the Meeting, and their respective Audit Committee and GHR Committee seats are expected to be filled by Mr. Davis and Mr. Neugeboren, respectively, upon conclusion of the Meeting if they are elected.

The following is a brief biography of the Corporation’s current directors, director nominees and the current executive officers of the Corporation:

Vimal Kavuru – Director Nominee and Chair of the Board. Mr. Kavuru, 54, has served as a director of the Corporation since August 2021. He has created and led several pharmaceutical companies. Mr. Kavuru brings, in his vision and management, a broad-based understanding of the global pharmaceutical industry with expertise in strategic planning, product and business development, and operations. In addition to previously serving as the Chairman of the Grace Therapeutics Inc. (“Grace Therapeutics”) board of directors, Mr. Kavuru is the Founder, Chairman and Chief Executive Officer of Rising Pharma Holdings, Inc., a U.S. generic pharmaceutical company, and Acetris Pharma Holdings, LLC, a generic pharmaceutical company serving U.S. government agencies, positions Mr. Kavuru has held since January 2013 and January 2016, respectively. Previously, Mr. Kavuru founded Citron Pharma and Lucid Pharma, each of which were sold to Aceto Corporation in 2016, Casper Pharma LLC, an emerging specialty brand pharmaceutical company, and Gen-Source RX, a national distributor of generic pharmaceuticals that was acquired by Cardinal Health in 2014. In 2007, Mr. Kavuru also co-founded Celon Labs, a specialty oncology and critical care pharmaceutical company that was acquired by Zanzibar Pharma Limited, a portfolio company of CDC Group. Mr. Kavuru was initially elected to the Board as a nominee of former shareholders of Grace Therapeutics in connection with the Corporation’s acquisition of Grace Therapeutics. He is a registered pharmacist in the state of New York, holds a B.S. in Pharmacy from HKE College of Pharmacy, Bulgarga, India, and attended Long Island University, Brooklyn, New York with specialization in industrial pharmacy. The Board believes that Mr. Kavuru’s management experience in the pharmaceutical industry, as well as his operational expertise, qualify him to serve on the Board.

Donald Olds – Current Director. Mr. Olds, 63, has served as a director of the Corporation since April 2018. Until his retirement in May 2019, Mr. Olds was the President and Chief Executive Officer of the NEOMED Institute, a research and development organization dedicated to advancing Canadian research discoveries to commercial success. Prior to NEOMED, from January 2014 to December 2016 he was the Chief Operating Officer of Telesta Therapeutics Inc., a TSX-listed biotechnology company, where he was responsible for finance and investor relations, manufacturing operations, business development, human resources, and strategy. In 2016, he led the successful sale of Telesta to a larger public biotechnology company. Prior to Telesta, he was President and Chief Executive Officer of Presagia Corp., and Chief Financial Officer and Chief Operating Officer of Aegera Therapeutics Inc., where he was responsible for clinical operations, business development, finance, and mergers and acquisitions. At both Telesta and Aegera, Mr. Olds was responsible for raising equity financing and leading regional and global licensing transactions with life sciences companies. Mr. Olds is currently lead director of Goodfood Market Corp, Chair of Aifred Health, lead director of Cannara Biotech Inc, and director of Presagia Corp. He has extensive past corporate governance experience serving on the boards of private and public for-profit and not-for-profit organizations. He holds an M.B.A. (Finance & Strategy) and M.Sc. (Renewable Resources) from McGill University. Mr. Olds is not standing for re-election at the Meeting.

Michael L. Derby – Current Director. Mr. Derby, 50, has served as a director of the Corporation since March 2022. He has more than two decades of experience and a proven track record within the biopharmaceutical industry, with particular expertise in strategic drug repurposing. Having founded or co-founded seven biopharmaceutical companies, he most recently launched TardiMed Sciences LLC, a company creation and investment firm in the life sciences, in January 2019. TardiMed has formed, capitalized and advanced multiple biopharmaceutical companies through development, including Timber Pharmaceuticals, Inc. (NYSE: TMBR), PaxMedica, Inc. (NASDAQ: PXMD), and Visiox Pharmaceuticals, Inc. Mr. Derby has served as Executive Chairman of the board of directors for each of these companies. Prior to TardiMed, in July 2015 Mr. Derby co-founded Castle Creek Pharmaceuticals, which he built into

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a multi-product, late clinical stage company focused on treating rare and debilitating dermatologic conditions. He also founded Norphan Pharmaceuticals, a biopharmaceutical company focused on the development of drugs for orphan neurologic disease, which he led through its early stages prior to selling the company to Marathon Pharmaceuticals LLC in 2013. Prior to founding and managing life sciences companies, Mr. Derby was a private equity investor and venture capitalist, and worked in management roles at Merck & Co. and Forest Laboratories Inc. Mr. Derby holds an M.B.A. from New York University’s Stern School of Business, a M.S. from the University of Rochester, and a B.S. from Johns Hopkins University. Mr. Derby is not standing for re-election at the Meeting.

A. Brian Davis – Director Nominee. Mr. Davis, 56, has nearly three decades of experience as a Chief Financial Officer and other executive financial positions in commercial and development-stage publicly traded life science companies. Mr. Davis has extensive knowledge and background related to public company accounting and financial reporting rules and regulations as well as the evaluation of financial results, internal controls and business processes. Since December 2021, Mr. Davis has been the Chief Financial Officer of XyloCor Therapeutics, Inc., a clinical-stage gene therapy company developing potential therapies for patients with cardiovascular disease. Mr. Davis was the Chief Financial Officer of Verrica Pharmaceuticals Inc., a publicly traded, NDA-stage dermatology therapeutics company, from October 2019 to July 2021. Prior to joining Verrica, Mr. Davis was the Chief Financial Officer of Strongbridge Biopharma plc, a public commercial-stage biopharmaceutical company, from March 2015 to September 2019. Mr. Davis was previously the Chief Financial Officer at Tengion, Inc., a publicly traded regenerative medicine company until Tengion, Inc. filed for bankruptcy in December 2014, and Neose Technologies, Inc., a publicly traded biopharmaceutical company. Mr. Davis is licensed as a certified public accountant, and received a B.S. in accounting from Trenton State College and an M.B.A. from The Wharton School at the University of Pennsylvania. The Board believes Mr. Davis’ experience serving as the chief financial officer at several other publicly traded biopharmaceutical companies as well as his knowledge and keen understanding of the issues facing biopharmaceutical companies position qualify him to serve on the Board.

S. George Kottayil, Ph.D. – Director Nominee. Dr. Kottayil, 60, has over two decades of experience in the pharmaceutical industry with specific expertise in product development and drug delivery. He has several approved patents to his credit and is an inventor on multiple US FDA approved drug products, a few that have achieved significant success. He co-founded two pharmaceutical drug development and drug delivery technology companies and was CEO and a member of its board of directors. Most recently, from October 2014, he co-founded and was CEO and Director of Grace Therapeutics Inc., a drug delivery company with a focus on rare and orphan disease which was acquired by Acasti Pharma Inc. in August 2021. Dr. Kottayil served as the Corporation’s Chief Operating Officer from September 2021 to May 2023. Dr. Kottayil has held senior positions in product development, business operations and general management at small to medium life science companies, successfully advancing drug products from bench to FDA approval and launch. He is the principal inventor of SUBSYS® – sublingual fentanyl spray that was approved by the FDA in 2012 for the treatment of breakthrough cancer pain. SUBSYS achieved peak annual sales of about US$200M and is the only product in its space that has shown statistically significant pain relief at 5 minutes (SPID 5). He directed business operations at Unimed Pharmaceuticals Inc., a division of Solvay Pharmaceuticals, now Abbvie. He played a key role in product development and obtaining FDA approval for the company’s NDA products most notably ANDROGEL®. ANDROGEL was the market leader in male hormone replacement therapy for well over a decade with peak annual revenues exceeding US$1 billion. ANDROGEL when launched in 2000 redefined the male hormone replacement therapy market which until then was well below US$50 million and was primarily served by ANDRODERM® patch and deep intra-muscular injections. He was instrumental in formulating and executing the strategy that resulted in the down-scheduling (CII to CIII – a first in the prescription drug industry) of the controlled prescription drug MARINOL® by the US DEA. MARINOL® was approved by the FDA for antiemesis in cancer chemotherapy and AIDS related wasting. It achieved peak annual sales of over US$200M post re-scheduling by the FDA and DEA. Dr. Kottayil graduated with a Ph.D. in Organic and Medicinal Chemistry from the University of Kentucky. The Board believes that Dr. Kottayil’s extensive industry and management experience, including his in-depth knowledge and leadership in successfully executing multiple pharmaceutical and clinical drug development programs that resulted in securing US FDA approval, qualify him to serve on the Board.

Prashant Kohli – Chief Executive Officer and Director Nominee. Prashant Kohli, 51, has served as the Corporation’s Chief Executive Officer since April 2023. He has over 20 years of commercialization experience leading strategy, sales, marketing, and product management. Prior to joining Acasti in August 2021, Mr. Kohli was VP, Commercial Operations of Grace Therapeutics since December 2017. He has expertise crafting go-to-market plans for products

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with unique value proposition that address critical unmet needs. He has built, deployed, and led sales and marketing from the ground-up with significant experience in organization design, recruiting, performance management, incentive compensation, and P&L accountability. He has successfully implemented evidence-based, consultative-selling model that is rooted in deep understanding of the health ecosystem including patients, providers, health systems, government, and payers. He has also designed strategic marketing plans that generate leads and increase share-of-voice, augmenting the salesforce with digital tactics that increase reach and frequency. He has extensive commercial experience with specialty and small molecule drugs including in rare and orphan diseases. Mr. Kohli has worked at Archi-Tech Systems, Cardinal Health, IMS Health, Rosenbluth, and Dun & Bradstreet. He has a BA in Computer Science and Math from Augustana College and an MBA from The Wharton School. The Board believes that Mr. Kohli’s extensive industry and management experience, including his experience as Chief Executive Officer of the Corporation, qualify him to serve on the Board.

Edward Neugeboren – Director Nominee. Mr. Neugeboren, 54, has over three decades of healthcare experience in pharmaceutical operations, business development, corporate management, investment banking, asset management and institutional equity research. Since January of 2016, Mr. Neugeboren has served as the Chief Strategy Officer of Cronus Pharma, LLC, a fully integrated R&D, manufacturing and sales & marketing pharmaceutical company and at which Mr. Kavuru is a principal. Mr. Neugebroren leads Cronus Pharma’s commercial operations, strategic planning and acquisitions and is also responsible for developing and executing overall corporate strategy as well as corporate and portfolio acquisitions and licensing. Previously, Mr. Neugeboren was the Chief Strategy Officer for the parent pharmaceutical group comprised of Rising Pharma Holdings, Inc., a generic pharmaceutical company and Casper Pharma, LLC, a specialty pharmaceutical company. Additionally, Mr. Neugeboren is Founder and Managing Partner of QuadView Healthcare Advisors, previously named ArcLight Advisors, LLC, a healthcare investment banking and business development firm. Mr. Neugeboren was previously a Managing Director of Ledgemont Capital Group, LLC, an investment banking firm providing strategic and financial advisory services to emerging healthcare and technology companies. Mr. Neugeboren was also a Managing Partner of Third Ridge Capital Management, LLC, a long/short U.S. equity hedge fund. Mr. Neugeboren was a managing member of Ledgemont Capital Group, LLC when it filed for voluntary bankruptcy in May 2013. Mr. Neugeboren holds Series 24, 7 and 63 Finra security licenses and has graduated with a BA in Economics from Union College. The Board believes that Mr. Neugeboren’s extensive healthcare experience in pharmaceutical operations, including his experience as Chief Strategy Officer of Cronus Pharma, LLC, qualify him to serve on the Board.

Brian Ford – Interim Chief Financial Officer. Mr. Ford, 65, served as the Corporation’s Chief Financial Officer from September 2020 to May 2023. Effective May 8, 2023, Mr. Ford’s employment as the Corporation’s Chief Financial Officer was terminated. Mr. Ford currently serves as the Corporation’s Interim Chief Financial Officer under contract with the Corporation. He brings over three decades of financial, project management and M&A experience within the healthcare and financial industries. Mr. Ford is an accomplished CPA-CA having served both publicly traded and privately owned organizations. Mr. Ford has been responsible for developing business recovery strategies, negotiating M&A transactions, as well as managing quarterly and yearly accounting reports. Prior to joining the Corporation in September 2020, most recently, Mr. Ford served as Chief Financial Officer and Senior Business Advisor at a private group of Ontario based medical clinics, including the largest chronic pain management practice in Canada from June 2017 to January 2020. Prior to that, from September 2009 to December 2016, Mr. Ford served as Chief Financial Officer at Telesta Therapeutics Inc. At Telesta Therapeutics, Mr. Ford helped develop a new business plan and was heavily involved in all capital transactions. Previously, Mr. Ford started his own consulting firm, Petersford Consulting, where he provided clients with finance and business risk services. Mr. Ford began his career at Ernst & Young in 1982, eventually becoming a Principal, Business Risk Services, developing essential business plans that evaluated revenue and cost profiles supporting budget planning and understanding drivers of growth, specifically with healthcare companies. Additionally, at Ernst & Young, Mr. Ford participated in and often led teams in due diligence assignments in relation to M&A or the sale of a business, having extensive experience in developing financial forecasts, product and market valuation, and audits of critical accounting and processes. Mr. Ford holds a B.A. in Economics, History, and English from the University of Guelph and has a Graduate Diploma in Accounting from the University of McGill. Mr. Ford is a member of the Chartered Professional Accountants of Ontario (CPA Ontario).

Dr. R. Loch Macdonald – Chief Medical Officer. Dr. Macdonald, 61, has served as the Corporation’s Chief Medical Officer since May 2023. Dr. Macdonald is a world-renowned practicing neurosurgeon-scientist and respected

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authority in subarachnoid hemorrhage. Dr. Macdonald acted as Professor, Department of Surgery, Division of Neurosurgery at the University of Toronto from January 2007 until December 2019, and was Head, Division of Neurosurgery, St. Michael's Hospital, University of Toronto from January 2007 until December 2015. He was Professor, Department of Neurological Surgery, Barrow Neurological Surgery, Barrow Neurological Institute, Phoenix, Arizona, from April 2018 until August 2018; Fellow, Department of Neurosurgery, University of Illinois Hospitals in Chicago, Illinois from December 2018 until June 2019; Clinical Professor, Department of Neurological Surgery, University of California Fresno, in Fresno, California from July 2019 until September 2021; and from October 2021 to the present has been Neurosurgeon, Community Physicians Group, Community Neurosciences Institute, Community Regional Medical Center and Medical Director of Neurosciences Research, Community Health Partners. Dr. Macdonald was also a founder of Edge Therapeutics, Inc. in 2009, where he was a member of the board of directors between 2009 and 2018 and was Chief Scientific Officer between 2011 and 2018. Dr. Macdonald completed his medical degree at the University of British Columbia, Vancouver, British Columbia and his PhD in Experimental Surgery at the University of Alberta in Edmonton, Alberta. He completed his Neurosurgery residency at the University of Toronto.

Carrie D’Andrea – VP Clinical Operations. Ms. D’Andrea, 51, has served as the Corporation’s Vice President – Clinical Operations since May 2023. Ms. D’Andrea is a highly experienced professional with 25 years of experience in the pharmaceutical and biotechnology industry who has built and led the planning, implementation, management, and execution of global Phase 2 and Phase 3 trials for a drug candidate for subarachnoid hemorrhage. Ms. D'Andrea was the Vice President of Clinical Operations for Edge Therapeutics Inc. from October 2014 until March 2019 and for EryDel SpA from October 2020 until April 2021. Ms. D’Andrea was a clinical operations consultant at Aegle Research from July 2021-August 2022 and Praxis Precisions Medicines from September 2022-May 2023. Ms. D’Andrea was named a Healthcare Businesswomen’s Association Rising Star in 2009 and Ms. D'Andrea received her master's degree in Pharmaceutical Quality and Regulatory Affairs from Temple University and teaches Clinical Trial Design and Operations at Rutgers University in the Master of Business and Science Program.

Amresh Kumar – VP of Program Management. Mr. Kumar, 43, has served as the Corporation’s Vice President – Program Management since May 2023. Mr. Kumar is an experienced drug development, CMC, and program management expert supporting investigational and marketed products for rare diseases and neurology. Mr. Kumar is the former product leader of GTX-104 while at Grace Therapeutics (which was acquired by the Corporation in August 2021). Mr. Kumar acted as the Sr. Director of Program Management at Foresee Pharmaceuticals Inc. from April 2022 until May 2023 and as Program Leader and Associate Director - R&D at Grace Therapeutics Inc. between March 2015 and January 2022. Mr. Kumar received a PhD in Pharmaceutical Science from Sunrise University, India, focusing on complex injectable drug delivery systems of highly soluble oncology drugs. He has published many research articles and has more than 10 granted patents and many patent applications worldwide to his credit.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

To the knowledge of the Corporation, none of the Corporation’s current directors or director nominees are, or have been, as at the date of this Proxy Statement or within the 10 years prior to the date of this Proxy Statement, a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any corporation (including the Corporation) that:

(a)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant corporation access to any exemption under applicable securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the director or executive officer was acting in the capacity as director, CEO or CFO; or
(b)
was subject to an order that was issued after the director or executive officer ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

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To the knowledge of the Corporation, other than Mr. Davis and Mr. Neugeboren, none of the Corporation’s current directors or director nominees:

(a)
are, or have been, as at the date of this Proxy Statement or within the 10 years prior to the date of this Proxy Statement, a director or executive officer of any corporation (including the Corporation) that, while that person was acting in that capacity, or within 1 year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(b)
have, within the 10 years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or director nominee.

To the knowledge of the Corporation, no director or director nominee has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)
any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a director nominee.

Voting for election of directors is by individual voting and not by slate voting. Shareholders do not have the right to cumulative voting in the election of directors. You can vote your Common Shares for the election of all of these nominees as directors of the Corporation; or you can vote for some of these nominees for election as directors and withhold your votes for others; or you can withhold all of the votes attaching to the Common Shares you own and not vote for the election of any of these nominees as directors of the Corporation.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE CORPORATION FOR THE ENSUING YEAR.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the election of the nominees as directors of the Corporation for the ensuing year.

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PROPOSAL NO. 2 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Meeting, Shareholders will be asked to appoint the firm of Ernst & Young LLP as the Corporation’s independent registered public accounting firm until the close of the next annual meeting of Shareholders or until their successor are appointed and to authorize the Board to fix such auditor’s remuneration. Ernst & Young LLP has been acting as auditors for the Corporation since February 22, 2023. Representatives of Ernst & Young LLP are expected to attend the Meeting and be available for questions.

KPMG LLP (“KPMG”) was previously the principal independent accountants for the Corporation. On February 22, 2023, the Audit Committee and Board approved the dismissal of KPMG as the Corporation’s independent registered public accounting firm. The report of KPMG on the consolidated financial statements of the Corporation as of and for the fiscal years ended March 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2022 and 2021 and the subsequent interim period through the date of dismissal of KPMG, there were no (1) disagreements between the Corporation and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Corporation provided KPMG with a copy of the disclosures contained in the Corporation’s Current Report on Form 8-K filed on February 22, 2023 pertaining to KPMG’s dismissal prior to its filing with the SEC and requested KPMG furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 22, 2023, is filed as Exhibit 16.1 to the Corporation’s Current Report on Form 8-K filed on February 22, 2023.

On February 22, 2023, in connection with the Corporation’s dismissal of KPMG, the Board approved the engagement of Ernst & Young LLP as its new independent registered public accounting firm to audit the Corporation’s financial statements for Fiscal 2023. The decision to retain Ernst & Young LLP was recommended by the Audit Committee, and approved by the Board, after taking into account the results of a competitive review process and other business factors.

During the fiscal years ended March 31, 2022 and 2021 and the subsequent interim period through February 22, 2023, neither the Corporation nor anyone on its behalf consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Corporation’s financial statements and neither a written report nor oral advice was provided to the Corporation that Ernst & Young LLP concluded was an important factor considered by the Corporation in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO AUTHORIZE THE BOARD TO DETERMINE SUCH AUDITOR’S REMUNERATION.

To be adopted, the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm must be approved by at least a majority of the Shareholders present or represented by proxy at the Meeting.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary,

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FOR the appointment of Ernst & Young LLP as independent registered public accounting firm for the Corporation and to authorize the Board to determine such auditor’s remuneration.

Independent Registered Public Accounting Firm Fees and Services

For the fiscal year ended March 31, 2022 (“Fiscal 2022”) and Fiscal 2023, the Corporation was billed the following fees for audit, audit-related, tax, and all other services provided to the Corporation by KPMG LLP and Ernst & Young LLP, as applicable:

Fees	Fiscal 2023	Fiscal 2022
Audit Fees(1)	C$805,957	C$538,400
Audit-Related Fees(2)	C$87,374	-
Tax Fees(3)	C$87,300	C$28,595
All Other Fees(4)	-	-
Total Fees Paid	C$980,632	C$566,995

Notes:

(1)
“Audit fees” consist of fees for professional services for the audit of the Corporation’s annual financial statements, interim reviews, and fees related to securities filings. Audit fees for Fiscal 2023 include fees related to securities filings.
(2)
“Audit-related fees” consist of fees for professional services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, and which are not reported under “Audit Fees” above.
(3)
“Tax fees” consist of fees for professional services for tax compliance, tax advice and tax planning. Tax fees include, but are not limited to, preparation of tax returns.
(4)
“Other fees” include all other fees billed for professional services other than those mentioned hereinabove.

Pre-Approval Policies and Procedures

The Audit Committee approves all audit, audit-related services, tax services and other non-audit related services provided by the external auditors in advance of any engagement. Under the Sarbanes-Oxley Act of 2002, audit committees are permitted to approve certain fees for non-audit related services pursuant to a de minimis exception prior to the completion of an audit engagement. Non-audit related services satisfy the de minimis exception if the following conditions are met:

•
the aggregate amount of all non-audit services that were not pre-approved is reasonably expected to constitute no more than five per cent of the total amount of fees paid by the Corporation and its subsidiaries to our external auditors during the fiscal year in which the services are provided;
•
the Corporation or its subsidiaries, as the case may be, did not recognize the services as non-audit services at the time of the engagement; and
•
the services are promptly brought to the attention of the Audit Committee and approved, prior to the completion of the audit, by the Audit Committee or by one or more of its members to whom authority to grant such approvals had been delegated by the Audit Committee.

None of the services described above were approved by the Audit Committee pursuant to the de minimis exception during Fiscal 2023 and Fiscal 2022.

Audit Committee Report

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the

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Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates it by reference in such filing.

This report is furnished by the Audit Committee with respect to the Corporation’s financial statements for Fiscal 2023.

One of the purposes of the Audit Committee is to oversee the Corporation’s accounting and financial reporting processes and the audit of the Corporation’s annual financial statements. The Corporation’s management is responsible for the preparation and presentation of complete and accurate financial statements. The Corporation’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Corporation’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on its audit.

In performing its oversight role, the Audit Committee has reviewed and discussed the Corporation’s audited financial statements for Fiscal 2023 with the Corporation’s management. Management represented to the Audit Committee that the Corporation’s financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence.

The Audit Committee has discussed with Ernst & Young LLP its independence and concluded that Ernst & Young LLP is independent from the Corporation and management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements for Fiscal 2023 be included in the Corporation’s Annual Report on Form 10-K for Fiscal 2023 for filing with the SEC.

Audit Committee

Mr. Donald Olds, as Chair

Mr. Vimal Kavuru

Mr. Michael L. Derby

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PROPOSAL NO. 3 — ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION
OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS

As required by U.S. federal securities laws, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Corporation is seeking a vote on an advisory (non-binding) basis to approve the compensation of its named executive officers, as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Corporation’s executive compensation program and policies. At the 2020 annual meeting of Shareholders, the Board recommended, and the Corporation’s Shareholders approved, holding an advisory vote on the compensation of the Corporation’s named executive officers every year.

As described under “Compensation of Named Executive Officers” below, the Corporation believes that its executive compensation program and policies are designed to support the Corporation’s long-term success by achieving the following objectives:

•
support the Corporation’s corporate strategies by adopting a “pay for performance” philosophy that provides incentives to the Corporation’s executive officers and employees for achievement;
•
align the interests of management with those of the Shareholders; and
•
attract, retain, and motivate high quality executives.

The Corporation urges Shareholders to read the section entitled “Compensation of Named Executive Officers” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The section entitled “Compensation of Named Executive Officers” provides detailed information regarding the Corporation’s executive compensation program and policies, as well as the compensation of the Corporation’s named executive officers (“NEOs”).

At the Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:

“RESOLVED THAT:

2.
the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission and applicable Canadian securities laws, compensation tables and related narrative discussion contained in the management information circular and proxy statement, dated August 25, 2023 is hereby approved on an advisory basis.”

To be adopted, the advisory (non-binding) resolution approving the compensation of the named executive officers as disclosed in this Proxy Statement (the “Say-on-Pay Resolution”) must be approved by at least a majority of the Shareholders present or represented by proxy at the Meeting.

THE BOARD BELIEVES THE PASSING OF THE SAY-ON-PAY RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SAY-ON-PAY RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Say-on-Pay Resolution.

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OTHER MATTERS

Management of the Corporation knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters that are not known to management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

This section describes the compensation program for the Corporation’s NEOs. As a “smaller reporting company”, under SEC rules, the Corporation is not required to include a “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding for Shareholders regarding the Corporation’s compensation policies with respect to NEOs, this Proxy Statement includes the following additional information regarding the compensation of the NEOs.

Under applicable federal securities laws pertaining to smaller reporting companies, NEO means: (a) all individuals serving as the smaller reporting company's principal executive officer (“PEO”) or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, (b) the smaller reporting company's two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year;, and (d) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the smaller reporting company at the end of the last completed fiscal year.

During Fiscal 2023, the Corporation’s NEOs were: Jan D’Alvise, Former President, CEO and Corporate Secretary; George Kottayil, Former Chief Operating Officer (“COO”), U.S.; Prashant Kohli, current CEO and former CCO; Brian Ford, current interim Chief Financial Officer; and Pierre Lemieux, former Chief Operating Officer, Canada.

Executive Summary

Our executive compensation program is intended to attract, motivate and retain high-performing senior executives, encourage and reward superior performance, and align the executives’ interests with ours as well as the Corporation’s Shareholders by providing compensation that is competitive with the compensation received by executives employed by comparable companies, and ensuring that the achievement of annual objectives is rewarded through the payment of bonuses, and providing executives with long-term incentives through the grant of stock options.

Our GHR Committee has authority to retain the services of independent compensation consultants to advise its members on executive and Board compensation and related matters, and to determine the fees and the terms and conditions of the engagement of those compensation consultants. During Fiscal 2022, the GHR Committee retained compensation consulting services from FW Cook to review the Corporation’s executive compensation programs, including base salary, short-term and long-term incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of a peer group of 20 broadly similarly-sized, as measured by market capitalization (peer market capitalization averaged less than $500 million in 2021), biotechnology and pharmaceutical companies listed or headquartered in North America. The compensation consultants also reviewed Board compensation, including advisory fees and equity incentives. All of the services provided by the compensation consultants were provided to the GHR Committee. The GHR Committee assessed the independence of the compensation consultants and concluded that its engagement of the compensation consultants did not raise any conflict of interest with the Corporation or any of its directors or executive officers. The GHR Committee did not retain the services of FW Cook during Fiscal 2023.

Total compensation for the Corporation’s current and former CEOs, as reported in the Summary Compensation Table below, was below the peer company median based on FW Cook’s review during Fiscal 2022 and all NEOs were at the median or below the median of the peer data reviewed by the GHR Committee. The Corporation’s compensation program in Fiscal 2023 was kept generally consistent with Fiscal 2022, as well as consistent with industry market data, following an 80.8% approval of the Corporation’s say-on-pay vote at its 2022 annual and special meeting of Shareholders.

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Use of Fixed and Variable Pay Components

Compensation of each of the Corporation’s NEOs is reviewed each year and has been structured to encourage and reward executive officers on the basis of short-term and long-term corporate performance. In the context of its analysis of compensation for Fiscal 2023, the following components were examined by the GHR Committee:

•
base salary;
•
short term incentive plan (“STIP”), consisting of a cash bonus;
•
long term incentive plan (“LTIP”), consisting of stock options and other equity incentive grants based on performance and/or time vesting conditions; and
•
other elements of compensation, consisting of group benefits and perquisites.

For executives, more than half of their target compensation is considered “at risk” (target STIP awards + target LTIP awards). The Corporation believes this mix results in a strong pay-for-performance relationship, is aligned with Shareholders’ interests, and is competitive with drug development companies of comparable market capitalization and development / commercialization stage. The CEO (or any person acting in that capacity) makes recommendations to the GHR Committee as to the compensation of the Corporation’s executive officers, other than the CEO, for review and approval by the Board. The GHR Committee makes recommendations to the Board as to the compensation of the CEO. The CEO’s salary is based on comparable market considerations, and the GHR Committee’s assessment of the CEO’s performance, with regard to the Corporation’s financial performance, and progress in achieving key strategic business goals.

Qualitative factors beyond the quantitative financial metrics are also a key consideration in determination of individual executive compensation payments. How executives achieve their financial results and demonstrate leadership consistent with the Corporation’s values are key to individual compensation decisions.

Base Salary

The Corporation intends to be competitive over time with comparator companies and to attract and retain top talent with a minimum component of guaranteed compensation through salaries. The GHR Committee reviews compensation matters periodically to help ensure that salaries are competitive. Base salary is set to reflect an individual’s skills, experience, and contributions within a salary structure consistent with peer group data. Base salary levels are evaluated annually by the GHR Committee as financial and market conditions evolve.

Short Term Incentive Plan

Our short-term incentive plan, or STIP, provides for potential rewards when a threshold of corporate performance is met compared to the Board’s primary stated objectives for the fiscal year. Corporate performance is assessed against a table of weighted performance categories and sub-goals within each weighted category, which assessment of goal achievement funds the corporate bonus pool. These performance goals take into account the achievement of corporate milestones within timelines and budget and individual objectives determined annually by the Board according to short-term priorities. The corporate bonus pool is allocated based on achievement of individual objectives and are assessed through a performance grid, with pre-specified, objective performance criteria. For the most senior participants in the STIP, such as the Corporation’s CEO, greater weight is assigned to overall corporate objectives than individual achievement, to the extent they differ from the overall corporate objectives. Target payout is expressed as a percentage of base salary and is compared to peer group benchmark data. Annual salary for STIP purposes is the annual salary in effect at the end of the plan year (i.e., prior to any annual salary increases awarded for the subsequent year).

The STIP is a variable compensation plan and all STIP payments are subject to Board approval. Participants must be employed by the Corporation at the end of the financial year to qualify.

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Mr. Kohli, the Corporation’s CEO, is eligible for up to a 50% bonus of his annual base salary. Prior to their departures, Ms. D’Alvise, the Corporation’s former President and CEO was eligible for up to a 50% bonus of her annual base salary and Dr. Kottayil, the Corporation’s former COO, was eligible for up to a 40% bonus of his annual base salary. Actual bonuses in Fiscal 2023 were funded between 90% to 95% of target based on having met expectations for achievement of goals and progress towards drug commercialization but without having achieved all goals or objectives in full.

Long Term Incentive Plan

Our long-term incentive plan, or LTIP, has been adopted as a reward and retention mechanism. Participation is determined annually at the discretion of the Board. The Corporation’s Stock Option Plan is intended to align the long-term interests of participants with those of Shareholders in order to promote creation of Shareholder value.

The GHR Committee determines the number of stock options to be granted to a participant based on peer group data and taking into account corporate performance and the employee’s level in the organization. The LTIP calculation for NEOs is determined by both reviewing option grant values and a dilution- based methodology that considers the annual grant rate as a percent of shares outstanding. All Fiscal 2023 option grants to NEOs, other than the CFO, had grant values that were below the median of the peer data reviewed at the end of the fiscal year.

Our directors and executive officers are not permitted to purchase financial instruments, such as prepaid variable forward contracts, equity swaps, collars or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the director or executive officer.

Stock Option Plan

Our Stock Option Plan was adopted by the Board on October 8, 2008, and has been amended from time to time, as most recently amended on September 28, 2022. The amendment provided for a change to the existing limits for Common Shares reserved for issuance under the Stock Option Plan.

The Stock Option Plan continues to provide for the granting of options to purchase Common Shares. The exercise price of the stock options granted under this amended Stock Option Plan may not be lower than the closing price of the Common Shares on the Nasdaq at the close on the day preceding the grant. The maximum number of Common Shares that may be issued upon exercise of options granted under the amended Stock Option Plan shall not exceed 20% of the aggregate number of issued and outstanding shares of the Corporation as of July 28, 2022. The terms and conditions for acquiring and exercising options are set by the Board, subject among others, to the following limitations: the term of the options cannot exceed ten years and (i) all options granted to a director will be vested evenly on a monthly basis over a period of at least 12 months, and (ii) all options granted to an employee will be vested evenly on a quarterly basis over a period of at least 36 months.

The total number of shares issued to any one consultant within any twelve-month period cannot exceed 2% of the Corporation’s total issued and outstanding shares (on a non-diluted basis). The Corporation is not authorized to grant within any twelve-month period such number of options under the Stock Option Plan that could result in a number of Common Shares issuable pursuant to options granted to (a) related persons exceeding 2% of the Corporation’s issued and outstanding Common Shares (on a non-diluted basis) on the date an option is granted, or (b) any one eligible person in a twelve-month period exceeding 2% of the Corporation’s issued and outstanding Common Shares (on a non-diluted basis) on the date an option is granted.

The grant of options is part of the long-term incentive component of executive and director compensation and an essential part of the Corporation’s compensation framework. Qualified directors, employees and consultants may participate in the Corporation’s Stock Option Plan, which is designed to encourage option holders to link their interests with those of the Corporation’s Shareholders, in order to promote an increase in Shareholder value. As of August 18, 2023, 3 employees and 3 non-employee directors were eligible to receive awards under the Stock Option Plan. Awards and the determination of any exercise price are made by the Board, after recommendation by the GHR Committee. Awards are established, among other things, according to the role and responsibilities associated with the participant’s

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position and his or her influence over appreciation in Shareholder value. Any award grants a participant the right to purchase a certain number of Common Shares during a specified term in the future, after a vesting period and/or specific performance conditions, at an exercise price equal to at least 100% of the market price (as defined below) of the Corporation’s Common Shares on the grant date. The “market price” of Common Shares as of a particular date generally means the closing price per Common Share on Nasdaq. Previous awards may sometimes be taken into account when new awards are considered.

In accordance with the Stock Option Plan, all of an option holder’s options will immediately fully vest on the date of a Change of Control event (as defined in the Stock Option Plan), subject to the terms of any employment agreement or other contractual arrangement between the option holder and the Corporation.

However, in no case will the grant of options under the Stock Option Plan, together with any proposed or previously existing security-based compensation arrangement, result in (in each case, as determined on the grant date) the grant to any one consultant within any 12-month period, of options reserving for issuance a number of Common Shares exceeding in the aggregate 2% of the Corporation’s issued and outstanding Common Shares (on a non-diluted basis); or the grant to any one employee, director and/or consultant that provides investor relations services, within any 12-month period, of options reserving for issuance a number of Common Shares exceeding in the aggregate 2% of the Corporation’s issued and outstanding Common Shares (on a non-diluted basis).

Options granted under the Stock Option Plan are non-transferable and are subject to a minimum vesting period of 36 months for management, and 12 months for non-executive Board members, in each case with gradual and equal vesting on no less than a quarterly basis, in the case of management, and monthly in the case of non-executive Board members. Options are exercisable, subject to vesting and/or performance conditions, at a price equal to the closing price of the Common Shares on Nasdaq, on the day prior to the grant of such options. In addition, and unless otherwise provided for in the relevant agreement between the Corporation and the holder, options will also lapse upon termination of employment or the end of the business relationship with the Corporation except that they may be exercised for 90 days after termination, ceasing to hold office or the end of the business relationship (30 days for investor relations services employees), in each case to the extent that they will have vested on such date of termination of employment, end of the business relationship or ceasing to hold office, as applicable, except in the case of death, disability or retirement, in which case this period is extended to 12 months.

Subject to the approval of relevant regulatory authorities, including Nasdaq, if applicable, and compliance with any conditions attached to that approval (including, in certain circumstances, approval by disinterested shareholders), if applicable, the Board has the right to amend or terminate the Stock Option Plan. However, unless option holders’ consent to the amendment or termination of the Stock Option Plan in writing, any such amendment or termination of the Stock Option Plan cannot affect the conditions of options that have already been granted and that have not been exercised under the Stock Option Plan.

Options for Common Shares representing 20% of the Corporation’s issued and outstanding Common Shares as of July 28, 2022, may be granted by the board under the Stock Option Plan, which number shall include Common Shares issuable pursuant to awards issued under the Corporation’s Equity Incentive Plan (the “Equity Incentive Plan”). As of the date of this Proxy Statement, there were 1,483,140 Common Shares reserved for issuance under the Stock Option Plan and 878,012 options outstanding under the Stock Option Plan, including 41,668 options subject to the achievement of certain performance conditions prior to vesting.

Burn Rate and Overhang

The following table sets out the burn rate and overhang of the Corporation’s Stock Option Plan for Fiscal 2023 and Fiscal 2022:

	Fiscal 2023	Fiscal 2022	Peer Group Median (3)
Burn Rate(1)	3%	6%	5.5%
Overhang(2)	10%	13%	7.9%

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Notes:

(1)
The number of options granted annually, expressed as a percentage of the weighted average number of Common Shares outstanding for each financial year. Peer data generally reflect a three-year average burn rate.
(2)
The total number of Common Shares reserved for issuance under the Stock Option Plan, less the number of options redeemed, expressed as a percentage of the total number of Common Shares outstanding as at March 31 of each year on a diluted basis.
(3)
Peer Group Median was derived from the peer group compensation analysis conducted by FW Cook in Fiscal 2022, which analysis was not repeated during Fiscal 2023.

Peer Group

The GHR Committee and the Board reviews the use of the Stock Option Plan on an annual basis with respect to how the Corporation’s compensation program aligns with the market.

The GHR Committee engaged FW Cook to conduct a review of the competitiveness of the Corporation’s executive compensation programs for Fiscal 2022 in connection with determining Fiscal 2023 compensation levels and has previously engaged third-party compensation consultants to review competitiveness of base salaries, short-term cash incentives, and long-term equity incentive programs. The Corporation’s executive compensation program design builds on the analysis and direction of these compensation consultants, taking into account data from a drug development company survey, and incorporates review of comparative groups of publicly traded companies with similar revenue and employee population profiles. The companies in the Corporation’s public company peer group were selected based on various factors, including industry, market capitalization, development stage, and number of employees. The GHR Committee did not retain the services of FW Cook during Fiscal 2023 and instead continued to rely on information provided by FW Cook in connection with FW Cook’s Fiscal 2022 review.

For Fiscal 2022, the GHR Committee determined the peer group to be the following 20 small cap drug development companies with average market capitalization in the prior fiscal year under $500 million (median was $180 million). The peers are U.S.-based, reflecting the location of a significant portion of the Corporation’s personnel, including the CEO, and had a median of 27 employees:

Company Name
Acer Therapeutics	Matinas BioPharma
Aeglea BioTherapeutics	MediciNova
Aptinyx	Ovid Therapeutics
BioDelivery Sciences	PhaseBio Pharmaceuticals
BioVie	Processa Pharmaceuticals
CymaBay Therapeutics	Reviva Pharmaceuticals
Eton Pharmaceuticals	Trevena
Lipocine	Viking Therapeutics
Liquidia	vTv Therapeutics
Marinus Pharmaceuticals	Zynerba Pharmaceuticals

Equity Incentive Plan
The Corporation established the Equity Incentive Plan for employees, directors and consultants on May 22, 2013. The adoption of the Equity Incentive Plan was initially approved by Shareholders on June 27, 2013, and has been amended from time to time, as most recently amended on September 28, 2022. The plan provides for the issuance of restricted share units (“RSUs”), performance share units, restricted shares, deferred share units and other stock-based awards, subject to restricted conditions as may be determined by the Board. There were no such awards outstanding as of March 31, 2023, and March 31, 2022, and no stock-based compensation was recognized for the period ended March 31, 2023 and March 31, 2022.

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Eligible persons that may participate in the Equity Incentive Plan consist of any director, officer, employee, or consultant (as defined in the Equity Incentive Plan) of the Corporation or a subsidiary. As of August 18, 2023, 3 employees and 3 non-employee directors were eligible to receive awards under the Equity Incentive Plan.

The Board has the discretion to determine that any unvested or unearned RSUs, deferred share units, performance share units or other share-based awards or restricted shares subject to a restricted period outstanding immediately prior to the occurrence of a Change in Control (as defined in the Equity Incentive Plan) will become fully vested or earned or free of restriction upon the occurrence of a Change in Control. The Board may also determine that any vested or earned RSUs, deferred share units, performance share units or other share-based awards will be cashed out based on the market price of the Corporation’s Common Shares as of the date a Change in Control is deemed to have occurred, or as of such other date as the Board may determine prior to the Change in Control. Further, the Board has the right to provide for the conversion or exchange of any RSUs, deferred share unit, performance share unit or other share-based award into or for rights or other securities in any entity participating in or resulting from a Change in Control.

The Equity Incentive Plan is administered by the Board and the Board has sole and complete authority, in its discretion, to determine the type of awards under the Equity Incentive Plan relating to the issuance of Common Shares (including any combination of bonus shares, restricted share units, performance share units, deferred share units, restricted shares or other share-based awards) in such amounts, to such persons and under such terms and conditions as the Board may determine, in accordance with the provisions of the Equity Incentive Plan and the recommendations made by the GHR Committee.

Subject to the adjustment provisions provided for in the Equity Incentive Plan and the applicable rules and regulations of all regulatory authorities to which the Corporation is subject (including any stock exchange), the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan will be equal to a number that will not exceed 20% of the issued and outstanding Common Shares as of July 28, 2022, which number shall include Common Shares issuable pursuant to options issued under the Stock Option Plan. As of the date of this Proxy Statement, there are 1,483,140 Common Shares issuable under the Equity Incentive Plan.

Pension Benefit Plans

The Corporation has no pension benefit plans.

Other Forms of Compensation

Retirement Plans. The Corporation has implemented a 401K plan for its employees. Because of the small size of the Corporation’s current employee population and to assure passage of anti-discrimination testing, the 401K plan has a “safe harbor” provision which provides a contribution of 3% of salary to the 401K accounts of all eligible employees, including NEOs.

Other Benefits and Perquisites. The Corporation’s executive employee benefit program also includes life, medical, dental and disability insurance. These benefits and perquisites are designed to be competitive overall with equivalent positions in comparable organizations.

Compensation Governance

Compensation of the Corporation’s executive officers and directors is recommended to the Board by the GHR Committee. In its review process, the GHR Committee informally reviews executive and corporate performance on a quarterly basis, with input from management. Annually, the GHR Committee conducts a more formal review and assessment of executive and corporate performance. The GHR Committee is currently composed of Mr. Olds (Chair), Mr. Kavuru, and Mr. Derby. Mr. Derby replaced John Canan on the GHR Committee following Mr. Canan's resignation from the Board on March 30, 2023. Mr. Olds and Mr. Derby are not standing for re-election at the Meeting, and their respective GHR Committee seats are expected to be filled by Mr. Davis and Mr. Neugeboren upon conclusion of the Meeting if they are elected.

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The GHR Committee establishes management compensation policies and oversees their general implementation. All members of the GHR Committee have direct experience that is relevant to their responsibilities as GHR Committee members. All GHR Committee members are or have held senior executive or director roles within significant businesses in the Corporation’s industry, some also having public companies experience, and have a level of financial understanding which allows them to assess the costs versus benefits of compensation plans. The GHR Committee’s members’ combined experience in the Corporation’s sector provides them with a good understanding of the Corporation’s success factors and risks, which are highly relevant to determining metrics for measuring success.

Management and the Board does not believe that the Corporation’s compensation program results in unnecessary or inappropriate risk taking, including risks that are likely to have a material adverse effect on the Corporation. Payments of bonuses, if any, are not made unless performance goals are met.

Compensation Paid to Named Executive Officers

The following Summary Compensation Table sets forth the compensation information for the Corporation’s NEOs, during Fiscal 2023 and Fiscal 2022 respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1) (2) (3)	Nonequity Incentive Plans ($)	All Other Compensation ($)	Total Compensation ($)
Jan D'Alvise (4)	March 31, 2023	$494,761	$210,642	$-	$426,799	$-	$-	$1,132,202
Former President and CEO	March 31, 2022	$445,161	$-	$-	$926,502	$175,000	$-	$1,546,663
George Kottayil (5)	March 31, 2023	$270,816	$97,344	$-	$38,069	$-	$-	$406,229
Former COO, US	March 31, 2022	$146,640	$-	$-	$701,710	$13,520	$-	$861,870
Prashant Kohli (6)	March 31, 2023	$283,140	$75,270	$-	$57,103	$-	$-	$415,513
CEO and former CCO	March 31, 2022	$141,000	$-	$-	$470,056	$44,200	$-	$655,256
Pierre Lemieux (7)	March 31, 2023	$304,450	$111,585	$-	$125,753	$-	$-	$541,788
Former COO, Canada	March 31, 2022	$303,092	$-	$-	$701,710	$95,657	$-	$1,100,459
Brian Ford (8)	March 31, 2023	$278,825	$100,521	$-	$125,753	$-	$-	$505,099
Interim CFO	March 31, 2022	$326,883	$-	$-	$701,710	$13,958	$-	$1,042,551

Notes:

(1)
The fair value of stock options is estimated at the grant date using the Black-Scholes option pricing model. This model requires the input of a number of parameters, including share price, share exercise price, expected share price volatility, expected time until exercise and risk-free interest rates. Although the assumptions used reflect management’s best estimates, they involve inherent uncertainties based on market conditions generally outside of the Corporation’s control.
(2)
The fair value of the option-based awards granted on June 22, 2022, was $4.56 (after accounting for the Corporation’s 1-for-6 reverse stock split, which was effective on July 10, 2023 (the “Reverse Stock Split”)).
(3)
The fair value of the option-based awards granted on November 11, 2021, was $8.40 (after accounting for the Reverse Stock Split).
(4)
Ms. D’Alvise ceased to be the Corporation’s President and CEO effective April 4, 2023.
(5)
Dr. Kottayil ceased to be the Corporation’s Chief Operating Officer (US) effective May 8, 2023.
(6)
Mr. Kohli, the Corporation’s former Chief Commercial Officer, was appointed CEO effective April 4, 2023.
(7)
Mr. Lemieux ceased to be the Corporations Chief Operating Officer (Canada) effective May 8, 2023.
(8)
Mr. Ford ceased to be the Corporation’s Chief Financial Officer on May 8, 2023, and was appointed as the Corporation’s interim Chief Financial Officer.

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Outstanding Equity Awards at March 31, 2023

The following tables provide information about the number and value of the outstanding option-based awards held by the NEOs as of March 31, 2023:

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Jan D’Alvise, Former President and CEO	10,938	—	—	$58.26	Friday, May 12, 2023
	5,375	—	—	$64.20	Monday, June 14, 2027
	3,584	—	—	$64.20	Monday, June 14, 2027
	18,881	—	—	$28.08	Sunday, July 2, 2028
	4,711	—	—	$46.08	Sunday, April 15, 2029
	16,082	—	—	$46.08	Sunday, April 15, 2029
	18,542	9,271	9,271	$17.94	Sunday, March 31, 2030
	39,595	53,526	53,526	$9.90	Tuesday, November 11, 2031
	23,334	70,000	70,000	$5.34	Tuesday, June 22, 2032
Pierre Lemieux, Former COO, Canada	654			$95.52	Tuesday, May 30, 2023
	1,042			$79.20	Wednesday, February 24, 2027
	1,938			$84.96	Monday, June 14, 2027
	1,292			$84.96	Monday, June 14, 2027
	7,615			$36.96	Sunday, July 2, 2028
	1,652			$61.44	Sunday, April 15, 2029
	5,640			$61.44	Sunday, April 15, 2029
	12,229			$25.44	Sunday, March 31, 2030
	19,993	27,990	27,990	$12.30	Tuesday, November 11, 2031
	6,875	20,625	20,625	$6.90	Tuesday, June 22, 2032
Brian Ford, Interim CFO and Former CFO	19,993	27,991	27,991	$12.30	Tuesday, November 11, 2031
	6,875	20,625	20,625	$6.90	Tuesday, June 22, 2032
George Kottayil, Former COO, US	19,993	27,991	27,991	$12.30	Tuesday, November 11, 2031
	2,084	6,250	6,250	$6.90	Tuesday, June 22, 2032

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Prashant Kohli, CEO and Former CCO	8,618	12,066	12,066	$12.30	Tuesday, November 11, 2031
	3,125	9,375	9,375	$6.90	Tuesday, June 22, 2032

The option awards and exercise prices listed above have been adjusted to account for the Reverse Stock Split. The option awards listed in the table above vest with respect to 1/12 on each quarterly anniversary thereafter over the following three years, subject to the executive officer’s continuous service with the Corporation through the vesting date. The option awards listed above will be cancelled 90 days after termination date, as per the Stock Option Plan.

Employment Agreements with Named Executive Officers
Jan D’Alvise, Former President and CEO
On June 1, 2016, the Corporation entered into an executive employment agreement with Ms. D’Alvise. Pursuant to her executive employment agreement, Ms. D’Alvise’s annual base salary was set at $330,000 and she was eligible to receive annual performance bonuses based on a target amount of 50% of her annual base salary with a maximum of up to 80% of her annual base salary. In accordance with the terms and provisions of the executive employment agreement the Corporation entered into with Ms. D’Alvise, the Corporation had the right to terminate the executive’s employment at any time for “good and sufficient cause”, as defined in the employment agreement, without notice or severance. The Corporation had the right to terminate the executive’s employment at any time without cause or upon a Change of Control, as defined in the Stock Option Plan, by providing the executive with sixty days’ notice of termination and payment equal to twelve months’ base salary plus any bonus payable. The executive was able to resign from employment upon providing the Corporation with at least sixty days’ advance written notice. The executive was able to terminate employment with “good reason”, as defined in the executive employment agreement, in which case the Corporation would be required to make payment equal to twelve months’ base salary plus any bonus payable.
Ms. D’Alvise received total payments of $773,198 upon termination, that included $146,126 accrued unpaid vacation, $45,847 unpaid base salary, $1,776 one month extended health coverage, and one-time separation payment of $579,449.
George Kottayil, Former COO (U.S.)
Dr. Kottayil became an employee of Acasti on August 27, 2021, the effective date of the merger with Grace Therapeutics. Pursuant to his employment arrangement, Dr. Kottayil’s annual base salary was set at $270,400 and he was eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms of Dr. Kottayil’s employment arrangement, his employment could be terminated by the Corporation or by Dr. Kottayil at any time with or without cause.
Dr. Kottayil received total payments of $295,920 upon termination, that included a one-time separation payment of $283,920 and benefit coverage of $12,000.
Prashant Kohli, President and Chief Executive Officer

Mr. Kohli became Chief Executive Officer of Acasti on April 4, 2023. Pursuant to his employment arrangement, Mr. Kohli’s annual base salary is set at $400,000 and he is eligible to receive annual performance bonuses of up to 50% of his annual base salary. In accordance with the terms of Mr. Kohli’s employment arrangement, his employment could be terminated by the Corporation or by Mr. Kohli at any time with or without cause.

Pierre Lemieux, Former COO (Canada)

On September 26, 2017, the Corporation entered into an executive employment agreement with Dr. Pierre Lemieux. Pursuant to his executive employment agreement, Dr. Lemieux’s annual base salary was set at CAD$253,700 and he

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was eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms and provisions of Dr. Lemieux’s executive employment agreement, the Corporation had the right to terminate the executive’s employment at any time for “good and sufficient cause”, as defined in the employment agreement, without notice or severance. The Corporation had the right to terminate the executive’s employment at any time without cause or upon a Change of Control, as defined in the Stock Option Plan, by providing the executive with thirty days’ notice of termination and payment equal to twelve months’ base salary plus any bonus payable. The executive was entitled to resign from employment upon providing us with at least sixty days' advance written notice. The executive was able to resign from employment upon providing the Corporation with at least sixty days’ advance written notice. The executive was able to terminate employment with “good reason”, as defined in the executive employment agreement, in which case the Corporation would be required to make payment equal to twelve months’ base salary.

Dr. Lemieux received total payments of $468,153 upon termination, that included a one-time separation payment of $468,153.

Brian Ford, Interim CFO

On September 13, 2021, the Corporation entered into an executive employment agreement with Mr. Ford. Pursuant to his executive employment agreement, Mr. Ford’s annual base salary was set at CAD$350,000 and he was eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms and provisions of the executive employment agreement the Corporation entered into with Mr. Ford, the Corporation had the right to terminate the executives employment at any time with cause. The Corporation had the right to terminate the executive’s employment without cause by providing the executive, with either a payment equal to six months of base salary, plus two months of base salary for each completed year of service, to a maximum of twelve months in total, or a payment equal to twelve months of base salary in the event that such a termination occurred within three months following a Change of Control, as defined in the Stock Option Plan. The executive had the right to resign from employment upon providing the Corporation with at least eight weeks of advance written notice. Effective May 8, 2023, Mr. Ford’s employment as the Corporation’s Chief Financial Officer was terminated. Mr. Ford currently serves as the Corporation’s Interim Chief Financial Officer under contract with the Corporation.

Mr. Ford received total payments of $320,385 upon termination, that included $14,135 and a one-time separation payment of $306,250.

Pay versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Corporation or the GHR committee view the link between the Corporation’s performance and NEO pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.”

Required Tabular Disclosure of Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, the Corporation is providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Corporation. The following table sets forth information concerning Compensation Actually Paid (“CAP”) to the Corporation’s former PEO and non-PEO NEOs versus the Corporation’s total shareholder return (“TSR”) and net income (loss) performance results for the fiscal years ended March 31, 2023 and 2022. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term CAP is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Paid to Named Executive Officers” section above.

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The 2023 CAP to the Corporation’s PEO and the average CAP to the Corporation’s non-PEO NEOs reflects the following adjustments required by the applicable SEC rules from the total compensation reported in the Summary Compensation Table (“SCT”):

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (TSR) ($)(1)	Net Income (Loss) ($ in 000s)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
March 31, 2023	1,132,202	1,263,724	467,157	606,095	9.58	(42,429)
March 31, 2022	1,546,663	2,036,960	915,034	798,678	25.42	(9,819)

Notes:

(1)
Our Total Shareholder Return (“TSR”) for each of the applicable fiscal years is calculated based on a fixed investment of $100 at the applicable measurement point (March 31, 2021) on the same cumulative basis as is used in Item 201(e) of Regulation S-K.
(2)
Net loss is as reported in the Corporation’s consolidated financial statements for the fiscal year ended March 31, 2023.

The 2023 CAP to the Corporation’s PEO and the average CAP to the Corporation’s non-PEO NEOs reflects the following adjustments required by the applicable SEC rules from the total compensation reported in the SCT:

	PEO	Average of Non-PEO NEOs
Total Reported in 2023 SCT	$1,132,202	$467,157
Less: value of equity award reported in the SCT	$(426,799)	$(86,669)
Add: year-end value of equity awards granted in 2023 that are unvested and outstanding	$285,786	$36,999
Add: change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	$205,833	$20,972
Add: fair market value of equity awards granted in 2023 and that vested in 2023	$104,287	$13,714
Add: change in fair value (from prior year-end) of prior year equity awards that vested in 2023	$(37,585)	$153,923
Compensation Actually Paid for 2023	$1,263,724	$606,095

The 2022 CAP to the Corporation’s PEO and the average CAP to the Corporation’s non-PEO NEOs reflects the following adjustments required by the applicable SEC rules from the total compensation reported in the SCT:

	PEO	Average of Non-PEO NEOs
Total Reported in 2022 SCT	$1,546,663	$915,034
Less: value of equity award reported in the SCT	$(926,502)	$(643,796)
Add: year-end value of equity awards granted in 2022 that are unvested and outstanding	$852,297	$321,091
Add: change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	$601,773	$133,460
Add: fair market value of equity awards granted in 2022 and that vested in 2022	$74,741	$56,315
Add: change in fair value (from prior year-end) of prior year equity awards that vested in 2022	$(112,012)	$16,575
Compensation Actually Paid for 2022	$2,036,960	$798,678

In accordance with Item 402(v) of Regulation S-K, the Corporation is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Income (Loss)

Due to the nature of the Corporation’s consolidated financials and primary focus on research and development of novel therapies, the Corporation has not historically utilized net income (loss) as a performance measure for the Corporation’s executive compensation program. As a result, management does not believe there is any meaningful relationship between the Corporation’s net loss and compensation actually paid to the Corporation’s NEOs during the periods presented.

Compensation Actually Paid and TSR

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The Corporation does not utilize TSR in its executive compensation program. However, the Corporation does utilize several other performance measures to align executive compensation with performance. As described in more detail above, part of the compensation NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to the Corporation’s executives to achieve defined annual corporate goals and to reward executives for individual achievement towards these goals, subject to certain employment criteria. Additionally, the Board views stock options, which are an integral part of the Corporation’s executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of the Corporation’s Common Shares increase, and if the executive officer continues in the Corporation’s employment over the vesting period. These stock option awards strongly align the Corporation’s executive officers’ interests with those of its Shareholders by providing a continuing financial incentive to maximize long-term value for Shareholders and by encouraging the Corporation’s executive officers to continue in employment for the long-term.

The following graphs set forth the relationship between CAP to the Corporation’s PEO, the average of CAP to the Corporation’s Non-PEO NEOs, and the Corporation's net loss and TSR over the period covering 2023 and 2022.

PEO and Average Non-PEO NEOs CAP
vs Company Net Loss
Thousands
2,500
2,000
1,500
1,000
500
-
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Net Loss (in Thousands)
2022
2023
Compensation Actually Paid to PEO ($)
Average Compensation Actually Paid to non-PEO NEOs ($)
Net Loss ($)

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PEO and Average Non-PEO NEOs CAP vs Company TSR
Thousands
2,500
2,000
1,500
1,000
500
-
30.00
25.00
20.00
15.00
10.00
5.00
-
Value of $100 Invested on 3/31/2021
2022
2023
Compensation Actually Paid to PEO ($)
Average Compensation Actually Paid to non-PEO NEOs ($)
TSR ($)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Corporation’s Common Shares as of August 18, 2023 by: (i) each of the Corporation’s NEOs; (ii) each of the Corporation’s director nominees, (iii) all current directors and executive officers as a group; and (iv) each Shareholder known by the Corporation to own beneficially more than 5% of the Corporation’s Common Shares. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All Common Shares have the same voting rights.

For the purposes of calculating percentage ownership, as of August 18, 2023, 7,448,033 Common Shares were issued and outstanding, and, for any individual who beneficially owns Common Shares represented by options exercisable within 60 days of August 18, 2023, these shares are treated as if outstanding for that person, but not for any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Shares
Prashant Kohli (2)	37,589	*
Donald Olds (3)	17,980	*
George Kottayil	494,698	6.64%
Jan D'Alvise	1,094	*
Michael Derby (4)	11,806	*
Vimal Kavuru (5)	951,295	12.75%
Brian Ford (6)	25,868	*
Pierre Lemieux	875	*
Brian Davis	-	-
Edward Neugeboren	37,895	*
Directors and officers as a group (8 persons)	1,006,949	13.51%

* Less than 1%.

Notes:

1.
Unless otherwise indicated, the address of each of the current executive officers and directors named above is 2572 boul. Daniel-Johnson, 2nd Floor Laval, Québec, Canada H7T 2R3.
2.
Includes 16,232 Common Shares that Prashant Kohli may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between $5.34 and $9.90.

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3.
Includes 17,188 Common Shares that Donald Olds may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between $2.64 and $46.26. Includes 792 Common Shares held and controlled by Mr. Olds’ spouse, Ofra Aslan.
4.
Includes 11,806 Common Shares that Michael Derby may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between $2.64 and $3.54.
5.
Includes 511,705 Common Shares owned by Shore Pharma LLC, of which Mr. Kavuru is the sole member and 13,267 Common Shares that Vimal Kavuru may acquire through the exercise of share options within 60 days hereof, with exercise price of $2.64 and $9.90.
6.
Includes 25,868 Common Shares that Brian Ford may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between $6.90 and $12.30.

DIRECTORS’ COMPENSATION

Our non-executive directors’ compensation consists of an annual fixed compensation of $60,000 for the Chair of the Board and $35,000 for the other non-executive Board members. In addition, the Chair of the Audit Committee and the Chair of the GHR Committee receive additional compensation of $15,000 and $12,000, respectively, while members of the Audit Committee and the GHR Committee receive additional compensation of $7,500 and $6,000, respectively. The directors are also entitled to a fee of $1,000 per non-regularly scheduled Board meeting as well as a reimbursement for travelling and other reasonable expenses properly incurred by them in attending meetings of the Board or any committee or in otherwise serving the Corporation, in accordance with the Corporation’s policy on travel and expenses.

Following their first election to the Board, non-executive directors are eligible to receive an initial equity grant of up to 150% of their annual cash retainer worth of stock options vesting monthly in equal installments over a 12-month period, subject to the other terms and conditions set forth under the heading “Stock Option Plan”. In addition to their initial grant, non-executive directors are eligible to receive an annual equity-based award equal to 100% of their total annual cash retainer vesting monthly in equal installments over a 12-month period. These awards will be granted at the same time that the Corporation performs its annual performance review for employees, subject to availability of Common Shares and subject to the terms and conditions described under the headings “Stock Option Plan” and “Equity Incentive Plan”. The level of these awards are intended to be consistent with equivalent awards by comparable companies obtained from the benchmarking exercise performed in Fiscal 2022 and in accordance with the recommendations obtained from the independent compensation consultant.

The total compensation for the Corporation’s non-executive directors during Fiscal 2023 was as follows:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Vimal Kavuru	66,000	—	30,189	—	—	—	96,189
Donald Olds	60,500	—	30,189	—	—	—	90,689
Michael Derby	44,500	—	57,024	—	—	—	101,524
Roderick N. Carter (1)	34,400	—		—	—	—	34,400
Jean-Marie (John) Canan (2)	59,600	—	30,189	—	—	—	89,789
William Haseltine (3)	—	—	—	—	—	—	—

Notes:

(1)
Dr. Carter did not stand for reelection at the 2022 Annual Meeting of Stockholders and his service as a director ended as of that date.
(2)
Mr. Canan resigned from the board of directors, effective March 30, 2023.
(3)
Mr. Haseltine did not stand for reelection at the 2022 Annual Meeting of Stockholders and his service as a director ended as of that date. Mr. Haseltine received no compensation for his service as a director during Fiscal 2023.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information regarding the Corporation’s equity compensation plans as of March 31, 2023:

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Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (Stock Option Plan)(1):	740,916	$13.62	735,026
Equity compensation plans approved by security holders (Equity Incentive Plan)(2):	—	$—	—
Equity compensation plans not approved by security holders:	—	$—	—
Total	740,916	$13.62	735,026

Notes:

(1)
The total number of Common Shares reserved for issuance under the Corporation’s Stock Option Plan is limited by the number of awards that are outstanding under the Corporation’s Equity Incentive Plan such that the total number of Common Shares available for issuance under both stock-based compensation plans shall not exceed 1,483,140. A summary of certain material provisions of the Corporation’s Stock Option Plan is available under the section titled “Stock Option Plan” above.
(2)
The total number of Common Shares reserved for issuance under the Corporation’s Equity Incentive Plan is limited by the number of options that are outstanding under the Stock Option Plan such that the total number of Common Shares available for issuance under both stock-based compensation plans shall not exceed 1,483,140. A summary of certain material provisions of the Corporation’s Equity Incentive Plan is available under the section titled “Equity Incentive Plan” above.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

For the purposes of this Proxy Statement, “informed person” means: (i) a director or executive officer of the Corporation; (ii) a director or executive officer of a person or corporation that is itself an informed person or subsidiary of the Corporation; (iii) any person or corporation who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both carrying more than 5% of the voting rights attached to all outstanding voting securities of the Corporation other than voting securities held by the person or Corporation as underwriter in the course of a distribution; and (iv) the Corporation if it has purchased, redeemed or otherwise acquired any of its own securities, for so long as it holds any of its securities.

To the best of the Corporation’s knowledge, no informed person of the Corporation, and no associate or affiliate of informed persons, at any time since the beginning of its last completed financial year, has or has had any material interest, direct or indirect, in any transaction for the last two completed financial years of the Corporation, or in any proposed transaction that has materially affected or would materially affect the Corporation or any of its subsidiaries, which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Corporation’s total assets at year-end for the last two completed fiscal years.

The Audit Committee is tasked with the review and approval of any proposed transactions with informed persons of the Corporation. After initial review and approval of any proposed transaction with an informed person, the Audit Committee continues to oversee and review any such transactions on a quarterly basis to ensure that such transaction continues to fall within the parameters of such initial approval.

To the best of the Corporation’s knowledge, no one who has been (i) a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year; (ii) a nominee for election as a director of the Corporation or (iii) an associate or affiliate of the persons listed in (i) and (ii) above, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

HOUSEHOLDING – SHAREHOLDERS SHARING THE SAME ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Corporation’s proxy materials or annual report to

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Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. The Corporation will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to the Corporation’s Chief Executive Officer at Acasti Pharma Inc., 2572 boul. Daniel-Johnson, 2nd Floor Laval, Québec, Canada H7T 2R3, telephone: (609) 649-9272. Any Shareholder who wants to receive separate copies of the Corporation’s proxy materials or annual report to Shareholders in the future, or any Shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact the Corporation at the above address and telephone number.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No person who is, or who was within the 30 days prior to the date of this Proxy Statement, a director, executive officer, employee or any former director, executive officer or employee of the Corporation or a subsidiary thereof, and no person who is a nominee for election as a director of the Corporation, and no associate of such persons is, or was as of the Record Date, indebted to the Corporation or a subsidiary of the Corporation or indebted to any other entity where such indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or a subsidiary of the Corporation.

MANAGEMENT CONTRACTS

None of the management functions of the Corporation are to any substantial degree performed other than by the directors or executive officers of the Corporation.

RESTRICTED SECURITIES

No action to be taken as set out herein involves a transaction that would have the effect of converting or subdividing, in whole or in part, existing securities into restricted securities or creating new restricted securities.

DIRECTOR AND OFFICER LIABILITY INSURANCE

As of March 31, 2022, the Corporation has subscribed to liability insurance for its directors and officers covering liability that may be incurred in connection with their functions, subject to the relevant provisions of the QBCA. The total insurance coverage is $20,000,000 per claim and per insurable period. Each claim is subject to up to a $3,000,000 deductible for the directors and executive officers, as a whole. The total premium for the current year of coverage was approximately $839,000.

AUDIT COMMITTEE INFORMATION

The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to financial reporting, including (i) reviewing the Corporation’s procedures for internal control with the Corporation’s independent registered public accounting firm and management performing financial functions; (ii) reviewing and approving the engagement of the independent registered public accounting firm; (iii) reviewing annual and quarterly financial statements and all other material periodic disclosure documents, including the Corporation’s annual report on Form 10-K, quarterly reports on Form 10-Q and the management’s discussion and analysis contained therein; (iv) assessing the Corporation’s financial and accounting personnel; (v) assessing the Corporation’s accounting policies; (vi) reviewing the Corporation’s risk management procedures; and (vii) reviewing any significant transactions outside the Corporation’s ordinary course of business and any pending litigation involving the Corporation.

The Audit Committee has direct communication channels with the Corporation’s management performing financial functions and the Corporation’s independent registered public accounting firm to discuss and review such issues as the Audit Committee may deem appropriate.

The Board has determined that each of Mr. Olds and Mr. Davis, if elected, is an “audit committee financial expert”, as defined by applicable regulations of the SEC and meets the financial sophistication requirements of the Nasdaq listing rules. The SEC has indicated that the designation of each of Mr. Olds and Mr. Davis, if elected, as an audit

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committee financial expert does not make him an “expert” for any purpose, impose any duties, obligations or liability on Mr. Olds or Mr. Davis, if elected, that are greater than those imposed on other members of the Audit Committee and Board who do not carry this designation, or affect the duties, obligations or liability of any other member of the Audit Committee or Board.

As of March 31, 2023, the Audit Committee was composed of Mr. Olds, as Chair, Mr. Derby and Mr. Kavuru. Mr. Olds and Mr. Derby are not seeking re-election as members of the Board and so will no longer be Audit Committee members after the Meeting. If they are elected as members of the Board, Mr. Davis will replace Mr. Olds, as Chair and a member of the Audit Committee, and Mr. Neugeboren will replace Mr. Derby as a member of the Audit Committee.

Each member of the Audit Committee is “financially literate” within the meaning of National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) and “independent” within the meaning of NI52-110, Rule 10A-3 of the Exchange Act and the Nasdaq rules. For more information on the expertise and experience of each member, please refer to “Proposal No. 1 – Election of Directors – Nominees for Election as Director”.

The Audit Committee’s charter can be found on the Corporation’s website at https://www.acasti.com/en/investors/corporate-governance/governance-documents.

CORPORATE GOVERNANCE

Board Oversight of Risk

With regard to risk management, the Board will ensure that the business of the Corporation is conducted in compliance with applicable laws and regulations and according to the highest ethical standards and will identify and document the financial risks and other risks that the Corporation faces in the course of its business and ensure that such risks are appropriately managed.

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities supported by management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include research and development, patents, commercial matters, human resources, cybersecurity, funding, regulatory matters, operational risks, financial (accounting, liquidity and tax) matters, legal requirements, compensation, competitive risks and health, safety and reputational risks, among others.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on the Corporation’s processes for the management of business and financial risk, the Corporation’s financial reporting obligations, and compliance with applicable legal, ethical and regulatory requirements. The Audit Committee oversees the review and approval of any proposed related party transactions. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Corporation. The GHR Committee is responsible for overseeing risks and exposures associated with the Corporation’s compensation programs and arrangements, including the Corporation’s executive and director compensation programs and arrangements, and management succession planning. The GHR Committee also oversees risks relating to the Corporation’s corporate governance matters and policies and director succession planning.

The Board recognizes that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting the Corporation’s business strategy, the Board seeks to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Corporation.

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The Corporation believes that the current Board leadership structure, which includes an independent Chair of the Board, is appropriate and helps ensure proper and independent risk oversight for the Corporation. The full Board conducts general risk oversight in connection with its role in reviewing the Corporation’s key long-term and short-term business strategies and monitoring on an ongoing basis the implementation of the Corporation’s key business strategies, while the standing Board committees conduct more specific risk oversight related to their responsibilities. The Chair of the Board ensures that there is sufficient time on the Board agenda for risk management discussions.

Oversight of Cybersecurity Risk

The Corporation understands the importance of cybersecurity and has taken action to protect its systems and data. The Corporation maintains its cybersecurity infrastructure through a number of security measures, including through internal policies and procedures, business processes, and software technology tools to control and monitor the Corporation’s systems and security. The Audit Committee has oversight responsibility over the Corporation’s cybersecurity measures.

ESG Oversight

The Corporation is committed to prioritizing environmental, social, and governance (“ESG”) issues. The Board works with the Corporation’s management team to promote awareness of ESG issues and to integrate ESG promotion into the Corporation’s long-term business strategy.

Director Independence

The Board believes that, in order to maximize its effectiveness, the Board must be able to operate independently. A majority of directors must satisfy the applicable tests of independence, such that the Board complies with all independence requirements under applicable corporate and securities laws and stock exchange requirements, including those of the SEC and under the Nasdaq rules pertaining to director independence.

Independent Directors

The Board has determined that Mr. Olds, Mr. Kavuru, Mr. Derby, Mr. Davis, and Mr. Neugeboren are “independent” within the meaning of NI 52-110, the applicable rules and regulations of the SEC and the Nasdaq rules.

Directors and Director Nominees who are Not Independent

The Board has determined that director nominees Mr. Kohli and Dr. Kottayil are not “independent” within the meaning of NI 52-110, the applicable rules and regulations of the SEC and the Nasdaq rules given that Mr. Kohli is the President and CEO of the Corporation and Dr. Kottayil served as COO U.S. of the Corporation during the last fiscal year.

Majority of Directors will be Independent

As of the date of this Proxy Statement, the Board determined that currently 3 out of 3 members of the Board are “independent” within the meaning of NI 52-110, the applicable rules and regulations of the SEC and the Nasdaq rules. If the nominees in Proposal No. 1 of this Proxy Statement are elected by the Shareholders, 3 out of 5 members of the Board for the ensuing year will be “independent” within the meaning of NI 52-110, the applicable rules and regulations of the SEC and the Nasdaq rules.

Attendance Record of Directors for Board Meetings

During Fiscal 2023, the Board held 5 regular meetings and 4 special meetings relating to the Corporation’s restructuring, the Audit Committee held 4 regular meetings and the GHR Committee held 4 regular meetings. During Fiscal 2023, with the exception of William Haseltine, each of the Corporation’s directors attended at least 75% of the total number of meetings of the Board and all committees of the Board on which he or she served. While the Corporation encourages its directors to attend our annual meetings of Shareholders, it does not have a policy requiring

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their attendance. Each of the five directors who was then a member of the Board attended the Corporation’s 2022 annual and special meeting of Shareholders.

Chair of the Board

Mr. Kavuru acts as Chair of the Board. His duties and responsibilities consist in the oversight of the quality and integrity of the Board’s practices.

Board Mandate

The Board is responsible for overseeing management in carrying out the business and affairs of the Corporation. Directors are required to act and exercise their powers with reasonable prudence in the best interests of the Corporation. The Board agrees with and confirms its responsibility for overseeing management’s performance in the following particular areas:

•
approving and monitoring the Corporation’s compliance procedures;
•
establishing and developing the Corporation’s corporate governance principles and committees;
•
evaluating the strategic plan of the Corporation;
•
identification and oversight of the principal risks associated with the business of the Corporation and application of appropriate systems to manage and mitigate such risks;
•
planning for succession of management;
•
maintaining the Corporation’s policies regarding communications with its Shareholders and others; and
•
monitoring the integrity of the internal controls and management information systems of the Corporation.

In carrying out its mandate, the Board relies primarily on management to provide it with regular detailed reports on the operations of the Corporation and its financial position. The Board reviews and assesses these reports and other information provided to it at meetings of the Board and/or of its committees. At least annually, the Board approves a strategic plan for the Corporation taking into account, among other things, the opportunities and risks of the Corporation’s business, its risk appetite, emerging trends, and the competitive environment in the industry.

Position Descriptions
How the Board Delineates the Role and Responsibilities of the Chair and the Chair of each Board Committee

Written position descriptions have been approved for the chairs of each committee of the Board. The primary role and responsibility of the chair of each committee of the Board is to: (i) in general, ensure that the committee fulfills its mandate, as determined by the Board and in accordance with the committee’s charter; (ii) chair meetings of the committee; (iii) report to the Board; and (iv) act as liaison between the committee and the Board and management. The Board has adopted a written position description for the chair of the Board.

Chair of the Board

The Chair of the Board is responsible for leading the Board to fulfill its duties under the Board’s mandate as independent of management and acting as an advisor to the CEO.

The Chair’s duties include, but are not limited to, setting meeting agendas, approving and supervising management’s progress towards achieving strategic goals, chairing meetings and working with the respective committees and

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management to ensure, to the greatest extent possible, the effective functioning of the committees and the Board. The Chair must oversee that the relationship between the Board, management of the Corporation, the Shareholders and other stakeholders are effective, efficient and further to the best interests of the Corporation.

How the Board Delineates the Role and Responsibilities of the CEO

The Board has not developed a written position description for the CEO. The CEO’s objectives are discussed and decided during a Board meeting following the CEO’s presentation of the Corporation’s annual plan. These objectives include a general mandate to maximize Shareholder value. The Board approves the CEO’s objectives for the Corporation on an annual basis and reviews them quarterly.

Orientation and Continuing Education
Measures the Board Takes to Orient New Directors

The Corporation provides orientation for new appointees to the Board and committees in the form of informal meetings with members of the Board and senior management, complemented by presentations on the main areas of the Corporation’s business.

Measures the Board Takes to Ensure that its Directors Maintain the Skill and Knowledge Necessary to Meet their Obligations as Directors

The Board does not formally provide continuing education to its directors, as the directors are experienced members. The Board relies on professional assistance, when judged necessary, in order to be educated/updated on a particular topic.

Ethical Business Conduct
Code of Business Conduct and Ethics

The Board adopted a Code of Business Conduct and Ethics, (the “Code of Conduct”), for the Corporation’s directors, officers and employees on May 31, 2007, as amended from time to time. The Code of Conduct can be found on the SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com and on the Corporation’s web site on www.acasti.com. A copy of the Code of Conduct can also be obtained by contacting the Corporate Secretary of the Corporation. Any breach of the Code of Conduct must be brought to the attention of the Board by the CEO or other senior executives. No report has ever been filed which pertains to any conduct of a director or executive officer that constitutes a breach to the Code of Conduct.

The Board reviews the Code of Conduct annually and updates it as appropriate. The Corporation intends to disclose any future amendments to, or waivers from, the Code of Conduct that affects its directors or executive officers within four business days of the amendment or waiver by posting such information on the “Investor Relations” section of our website at www.acasti.com.

The Board actively monitors compliance with the Code of Conduct and promotes a business environment where employees are encouraged to report malfeasance, irregularities and other concerns. The Code of Conduct provides for specific procedures for reporting non-compliant practices in a manner which, in the opinion of the Board, encourages and promotes a culture of ethical business conduct.

The Board has also adopted a disclosure policy, an insider trading policy, the Majority Voting Policy, management and Board compensation policies, and a whistleblower policy.

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Steps the Board Takes to Ensure Directors Exercise Independent Judgement

Under the Civil Code of Québec, to which the Corporation is subject as a legal person incorporated under the Business Corporations Act (Québec) (L.R.Q., c. S-31), a director of the Corporation must immediately disclose to the Board any situation that may place him or her in a conflict of interest. Any such declaration of interest is recorded in the minutes of proceedings of the Board. The interested director abstains, except if otherwise required, from the discussion and voting on the question. In addition, it is the policy of the Corporation that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.

Family Relationships

There are no family relationships between any directors, director nominees or officers of the Corporation.

Nomination of Directors

The Board receives recommendations from the GHR Committee, but retains responsibility for managing its own affairs by, among other things, giving its approval for the composition and size of the Board, and the selection of candidates nominated for election to the Board. The GHR Committee initially evaluates candidates for nomination for election as directors, having regard to the background, employment and qualifications of possible candidates.

The selection of the nominees for the Board is made by the Board based on the needs of the Corporation and the qualities required to sit on the Board, including ethical character, integrity and maturity of judgment of the candidates; the level of experience of the candidates; their ideas regarding the material aspects of the business of the Corporation; the expertise of the candidates in fields relevant to the Corporation while complementing the training and experience of the other members of the Board; the willingness and ability of the candidates to devote the necessary time to their duties to the Board and its committees, the willingness of the candidates to serve on the Board for numerous consecutive financial periods, and the willingness of the candidates to refrain from engaging in activities which conflict with the responsibilities and duties of a director owed to the Corporation and its Shareholders. The Corporation confirms that the training and qualifications of potential new directors correspond to the selection criteria of the Board and, depending on the results of that research, organizes meetings with the potential candidates.

In the case of incumbent directors whose terms of office are set to expire, the Corporation will review such directors’ overall service to the Corporation during their term of office, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Corporation during their term of office.

The Corporation may use various sources in order to identify the candidates for the Board, including its own contacts and the references of other directors, officers, advisors of the Corporation and executive placement agencies. The Corporation will consider director candidates recommended by Shareholders and will evaluate director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of Shareholders, the Corporation will consider any written recommendations of director candidates by Shareholders received by the Chief Executive Officer of the Corporation not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders. Recommendations must include the candidate’s name, contact information and a statement of the candidate’s background and qualifications and must be mailed to the Corporation.

Following the selection of the candidates by the Board, the Corporation will propose a list of candidates to the Shareholders for the annual meeting of Shareholders.

The Board has not adopted any formal written director term limit policy, other than as described above in the section entitled “Majority Voting Policy.”

Shareholders who wish to suggest a candidate for the Board may submit a written recommendation to the Corporation’s Chief Executive Officer at 2572 boul. Daniel-Johnson, 2nd Floor Laval, Québec, Canada H7T 2R3,

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telephone: (609) 649-9272, subject to compliance with the requirements set forth in the Corporation’s Advance Notice Bylaw and the requirements under the section entitled “Questions About the Meeting and Voting Your Shares.”

Other Board Committees

Other than the Audit Committee, the Corporation also has the GHR Committee.

Mandate of GHR Committee

The mandate of the GHR Committee consists of the evaluation of the proposed nominations of senior executives and director candidates to the Board; recommending for Board approval, if appropriate, revisions of the corporate governance practices and procedures; developing new charters for any new committees established by the Board; monitoring relationships and communication between management and the Board; monitoring emerging best practices in corporate governance; and oversight of governance matters and assessing the Board and its committees. The GHR Committee is also in charge of establishing the procedures which must be followed by the Corporation to comply with applicable guidelines of Nasdaq regarding corporate governance.

The GHR Committee has the responsibility of evaluating the compensation and performance incentives of, as well as the benefits granted to, the Corporation’s management in accordance with their responsibilities and performance, as well as to recommend the necessary adjustments to the Board. The GHR Committee also reviews the amount and method of compensation granted to the directors. The GHR Committee may mandate an external firm in order to assist it during the execution of its mandate. The GHR Committee considers time commitment, comparative fees and responsibilities in determining compensation. With respect to the compensation of the Corporation’s officers, see “Compensation of Named Executive Officers”.

The GHR Committee is composed of independent members within the meaning of NI 52-110, the applicable rules and regulations of the SEC and the Nasdaq rules, namely Mr. Olds, Mr. Kavuru and Mr. Derby. Mr. Olds and Mr. Derby are not seeking re-election as members of the Board and so will no longer be GHR Committee members after the Meeting. If they are elected as members of the Board, Mr. Davis will replace Mr. Olds and Mr. Neugeboren will replace Mr. Derby as members of the GHR Committee. Following the Meeting, a new Chair of the GHR Committee will be appointed by the Board. Mr. Davis and Mr. Neugeboren are also independent members within the meaning of NI 52-110, the applicable rules and regulations of the SEC and the Nasdaq rules.

The GHR Committee’s charter can be found on the Corporation’s website at https://www.acasti.com/en/investors/corporate-governance/governance-documents.

Assessments

The Board, its committees and each director of the Corporation are subject to periodic evaluations of their efficacy and contribution. The evaluation procedure consists in identifying any shortcomings and implementing adjustments proposed by directors and of each of the Board’s committees. Among other things, these adjustments deal with the level of preparation of directors, management and consultants employed by the Corporation, the relevance and sufficiency of the documentation provided to directors and the time allowed to directors for discussion and debate of items on the agenda.

Director Term Limits

The Board has actively considered the issue of term limits for directors and will continue to do so. At this time, the Board does not believe that it is in the best interests of the Corporation to establish a limit on the number of times a director may stand for election. While such a limit could help create an environment where fresh ideas and viewpoints are available to the Board, a director term limit could also disadvantage the Corporation through the loss of the beneficial contribution of directors who have developed increasing knowledge of, and insight into, the Corporation and its operations over a period of time. As the Corporation operates in a unique segment of the industry, the Corporation believes it is difficult to find qualified directors with the appropriate background and experience and the introduction of a director term limit would impose further difficulty.

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Policies regarding the Representation of Women on the Board and Amongst Executive Officers

The Corporation has not adopted a formal written policy regarding diversity among executive officers and directors, including mechanisms for Board renewal, in connection with, among other things, the identification and nomination of women directors. Nevertheless, the Corporation recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to the diversity of perspective on the Board.

Rather than considering the level of representation of women for director and executive officer positions when making Board or executive officer appointments, the Corporation considers all candidates based on their merit and qualifications relevant to the specific role. While the Corporation recognizes the benefits of diversity at all levels within its organization, it does not currently have any targets, rules or formal policies that specifically require the identification, consideration, nomination or appointment of candidates for director or executive management positions or that would otherwise force the composition of the Board and executive management team.

Board of Directors Diversity

The Board believes that directors who provide a significant breadth of experience, knowledge and abilities in areas relevant to the Corporation’s business, while also representing a diversity in race, ethnicity and gender, contribute to a well-balanced and effective Board.

As required by the rules of Nasdaq that were approved by the SEC in August 2021, the Corporation is providing information about the gender and demographic diversity of its directors and director nominees in the format required by Nasdaq rules. The information in the matrix below is based solely on information provided by the Corporation’s directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

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Board Diversity Matrix (As of August 25, 2023)
Total Number of Directors		3
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	-	3	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	2	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Shareholder Communications with Directors

Any Shareholders who wish to address questions regarding the business or affairs of the Corporation directly with the Board, or any individual director, should direct his or her questions in writing to the Chair of the Board, or any individual director by name, at Acasti Pharma Inc., 2572 boul. Daniel-Johnson, 2nd Floor Laval, Québec, Canada H7T 2R3. Upon receipt of any such communications, the correspondence will be directed to the appropriate person, including individual directors.

ADDITIONAL INFORMATION

Additional financial and other information relating to the Corporation is included in its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other disclosure documents, which are available on SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com. Such documents do not constitute a part of this Proxy Statement.

In addition, copies of the Corporation’s Financial Report and this Proxy Statement, all as filed on EDGAR and SEDAR, may be obtained from the Chief Executive Officer upon request at 2572 boul. Daniel-Johnson, 2nd Floor Laval, Québec, Canada H7T 2R3, telephone: (609) 649-9272. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a Shareholder.

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AUTHORIZATION

The Board has approved the contents and the mailing of this Proxy Statement.

DATED at Laval, Québec, as of August 25, 2023

BY ORDER OF THE BOARD OF THE CORPORATION
/s/ Prashant Kohli
Prashant Kohli
Chief Executive Officer

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A-1

acasti

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
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Security Class
123

Holder Account Number

C1234567890 IND

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Form of Proxy - Annual General Meeting to be held on Tuesday, October 10, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). In addition, YOU MUST go to https://www.computershare.com/acasti no later than 5:00 p.m., Eastern Time, on October 5, 2023 and provide Computershare with the required information for your chosen proxyholder so that Computershare may provide the proxyholder with a Control Number via email. This Control Number will allow your proxyholder to log in to and vote at the meeting. Without a Control Number, your proxyholder will only be able to log in to the meeting as a guest and will not be able to vote.**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 5:00 pm, Eastern Time, on October 5, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this proxy.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01XMEB

CPUQC01.E.INT/000001/i1234

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MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being shareholder(s) of Acasti Pharma Inc., hereby appoint: Vimal Kavuru, or failing him, **Prashant Kohli**

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to https://www.computershare.com/acasti and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of Acasti Pharma Inc. (the ''Corporation'') on October 10, 2023 at 1:00 p.m. Eastern Time.

The Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. The Meeting can be accessed by https://meetnow.global/MUK6PLU. You will not be able to attend the Meeting in person.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

Proposal No. 1

Elect Vimal Kavuru, A. Brian Davis, S. George Kottayil, Prashant Kohli and Edward Neugeboren as directors of the Corporation to serve for a term that expires at the Corporation's 2024 annual meeting of shareholders, or until his successor is elected and qualified or until his earlier resignation or removal;

	For	Withhold		For	Withhold		For	Withhold
01. Vimal Kavuru	☐	☐	02. A. Brian Davis	☐	☐	03. S. George Kottayil	☐	☐
04. Prashant Kohli	☐	☐	05. Edward Neugeboren	☐	☐			

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

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